UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23015

SEI Catholic Values Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: February 29, 2020

Date of reporting period: February 29, 2020

Item 1.	Reports to Stockholders.

February 29, 2020

ANNUAL REPORT

SEI Catholic Values Trust

›	Catholic Values Equity Fund
›	Catholic Values Fixed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

February 29, 2020 (Unaudited)

To our Shareholders:

Equity markets remained generally strong for much of the fiscal year ending February 29, 2020; the S&P 500 Index hit its all-time high in February before concerns about the international spread of a novel coronavirus (COVID-19) began to dominate financial markets, sending the index into correction territory before the end of the reporting period. Trade war fears, Brexit uncertainty and central-bank easing also weighed on investor expectations at different points through the 12 months ending February 29, 2020.

The Federal Reserve (Fed) cut interest rates three times during the fiscal year; the Fed’s accommodative turn in monetary policy midway through the reporting period included an early conclusion in August to its balance-sheet reduction program, which was initially scheduled to end in September. These actions came amid below-target inflation and uncertainty about trade developments. An emergency rate cut just after the period ended was designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; it was the first emergency move by the Fed since the global financial crisis.

The European Central Bank (ECB) sought to provide fresh stimulus following its mid-September meeting by reducing its deposit rate from -0.40% to a record low of -0.50%—and adopting a new system to offset possible consequent bank-reserve losses. Christine Lagarde succeeded Mario Draghi as ECB President in November and seemed to maintain her predecessor’s dovish views at her first policy meetings in December and January.

The Japanese yen, typically viewed as a safe-haven asset in “risk-off” environments, finished the period 2.5% higher against the U.S. dollar, while the Bank of Japan (BOJ) held monetary policy stable. The Chinese yuan finished the year down 4.4% against the U.S. dollar as trade-related tensions initially drove the exchange rate to an 11-year low in September. The currency rebounded some after confidence grew that a limited U.S.-China trade agreement would be reached; however, it faltered again as COVID-19 worries grew over the final month of the period.

Crude-oil prices gained more than 15% at the start of the fiscal year. From May onward, the commodity became a victim of the U.S.-China tariff war and general sluggishness in global economic growth, although it remained 6% higher at the start of 2020. Over the final two months of the period, the impact of the coronavirus on travel restrictions sapped demand; oil finished the 12 months down almost 22% and off over 30% from its period highs.

Geopolitical Events

Market volatility accelerated over the final two months of the period following concerns about COVID-19 and its eventual economic effect: A deadly strain originated in Wuhan, China, and began spreading at a faster pace as the months progressed. The outbreak spread to other countries, prompting Mongolia and Russia to close their borders with China and other countries to erect transportation and quarantine barriers to Chinese trade and travel. Beyond the threat to public health, the outbreak and resulting containment measures evoked concerns about the potential dampening of economic activity at the same time that China has struggled to navigate an economic soft patch.

The United States-Mexico-Canada trade agreement was approved by the Congress and signed by President Donald Trump near the end of the fiscal year, officially replacing the North American Free Trade Agreement. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted US-based multi-national technology companies. The prospect of a digital tax re-surfaced in other countries—including the U.K., Italy, Austria and Turkey—which prompted more threats of retailiatory tariffs by Treasury Secretary Steven Mnuchin. Sajid Javid, the UK’s former Chancellor of the Exchequer, disappointed Secretary Mnuchin by explaining during a joint interview in late January at the World Economic Forum that the U.K. would prioritize trade negotiations with the EU over a deal with the U.S.

China and the U.S. formalized a “phase one” trade deal in mid-January that offered tariff relief to China (via the reduction of existing tariffs and the delay of additional scheduled tariffs). In exchange, China committed to purchasing $200 billion in U.S. products over a two-year period; addressing its long-standing practice of forcing the transfer of intellectual property and technology to Chinese counterparts in exchange for access to the Chinese market; and promising to continue opening its financial-services industry to foreign investors.

President Trump’s impeachment trial ended with an acquittal by the U.S. Senate toward the end of the reporting period—even as the U.S. media surfaced corroborating first-hand accounts of President Trump directing underlying events central to the articles of impeachment.

SEI Catholic Values Trust / Annual Report / February 29, 2020	1

LETTER TO SHAREHOLDERS (Continued)

February 29, 2020 (Unaudited)

U.K. Prime Minister Theresa May announced on May 24 her intention to resign following a poor showing for Conservatives in European Parliamentary elections. May’s inability to establish sufficient support for her Brexit deal or a viable alternative had become an impasse, and her recent overtures for a second referendum alienated a large subset of her party’s leadership. Boris Johnson, her successor as prime minister, faced sharp resistance from the outset of his tenure; however, the UK’s Conservative Party consolidated its power in a mid-December election—winning a majority of seats in the House of Commons and gaining approval for Prime Minister Boris Johnson’s EU departure deal. The country officially left the EU at the end of January 2020, giving way to an 11-month transition period to negotiate terms of the future U.K.-EU relationship.

Elsewhere, after months of demonstrations, protesters in Hong Kong saw some success when a proposed law that would have allowed for extradition to mainland China was withdrawn. Protests continued, however, amid a reported increase in China’s police presence and undercover activity, although coronavirus concerns eventually put an end to most large-scale demonstrations.

Economic Performance

The U.S. economy grew by a seasonally-adjusted annualized 3.1% in the first quarter of 2019, driven by increases in inventories and trade; however, GDP expanded just 2.0% in the second quarter as a decline in exports and inventory builds countered robust consumer spending. The third quarter saw a slight increase in annualized growth at 2.1%, as the robust U.S. labor market helped to support the moderate pace of activity, allowing the 10-year expansion to continue despite decelerating global trends. Economic growth again registered 2.1% in the fourth quarter, driven by an increase in net trade but weakened by a sharp slowdown in consumer spending.

The U.S. labor market remained robust throughout the fiscal year: the unemployment rate fell, finishing the period at a 50-year low of 3.5%; the labor-force participation rate ended at 63.4%, slightly higher from a year earlier. Average hourly earnings gained 3.0% over the year, although a modest increase in price pressures weighed on real (inflation-adjusted) personal income growth. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer.

Broad economic growth in the eurozone slowed to its weakest pace in seven years at the end of the fourth quarter of 2019, as slumping exports in Germany and declining industrial production in France and Italy hampered expansion; the slowdown strengthened the case for continued accommodative policy by the ECB for some time.

The Bank of England (BoE) held its official bank rate unchanged during the reporting period. Committee guidance in July noted a bias toward higher rates, in contrast to the looser monetary policy shifts of the Fed and ECB; however, toward the end of the period, the BoE indicated a willingness to cut if global growth remained slow or Brexit uncertainties continued. The U.K. economy grew just 1.1% seasonally-adjusted at annual rates through the fourth quarter of 2019, its weakest level since 2010.

Japanese GDP contracted 7.1% in seasonally-adjusted annualized terms in the fourth quarter of 2019 as the country’s sales tax hike weakened consumer and business spending; the Bank of Japan maintained monetary stimulus in an attempt to counter slowing growth and weak productivity gains. Meanwhile, GDP in China expanded by just 6.0% year-on-year and seasonally-adjusted in the fourth quarter of 2019, matching the third quarter for its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war pressured economic growth.

Market Developments

The S&P 500 Index returned 8.19%, as the modest U.S. economic expansion continued, corporate profitability was reasonably strong and the Fed eased monetary policy; mega-large-cap stocks, a narrow group of companies with unusually large weights in the broad equity index, outperformed, and growth companies in the information technology sector generally led. Although many value stocks underperformed, the utilities sector was an area of strength among traditional value industries. Commodity-sensitive stocks, particularly those within the materials and energy sectors, lagged.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period up 7.82%; small-cap stocks (Russell 2000 Index) were hit harder in the coronavirus-driven selloff toward the end of the year, as investors tended to avoid smaller companies with lesser financial strength, and finished the period off 4.92%.

2	SEI Catholic Values Trust / Annual Report / February 29, 2020

Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and COVID-19 grew. The MSCI Europe Index (Net) finished off 0.64% in U.S. dollar terms but 3.00% higher in euros; the euro finished down 3.62% versus the U.S. dollar for the period. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 3.89% in U.S. dollar terms.

The FTSE UK Series All-Share Index gave up its fiscal-year-to-date gains over the final two months; the index lost 5.18% in U.S. dollar terms over the full reporting period, while it fell 1.43% in sterling.

Emerging-market equities were lower. The MSCI Emerging Markets Index (Net) also gave up all of its fiscal-year-to-date gains over the final two months to finish the reporting period down 1.88% in U.S. dollar terms. U.S.-China trade news generally drove performance for most of the year; however, a mid-period rally after the U.S. and China agreed to a “phase-one” trade deal was wiped out after COVID-19 concerns accelerated before the end of the fiscal year.

Led by the dovish tone of global central banks and lukewarm economic data in the U.S. and Europe, global high-yield bonds outperformed global government bonds. A continuing theme for U.S. fixed-income markets was the inverted yield curve. In August, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. Notably, the spread between 3-month and 10-year rates inverted for the first time in about 12 years during March, a signal of impending recession to some market watchers. After this differential first inverted early in 2019, it reverted again for a short time in May and then again in October, before turning negative again in February.

In July, the Federal Open Market Committee cut rates for the first time in 11 years and did so again in September and October. Yields for 10-year U.S. government bonds ended the period down 160 basis points at an all–time low of 1.13%, as investors rushed to safe-have securities in February; 2-year yields declined during the fiscal year to finish down 166 basis points at 0.86%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) gave up all its fiscal-year-to-date gains in the final two months to finish down 11.05% over the full one-year period, primarily due to coronavirus-related concerns that travel restrictions would destroy demand in China; the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 7.86% higher during the reporting period.

The high-yield market, as measured by the ICE BofA US High Yield Constrained Index, was up 5.91% during the reporting period, while global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, did better and climbed 7.92%.

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays US Corporate Investment Grade Index returned 15.81%, as investors remained eager to buy higher-yielding securities. U.S. asset- and mortgage-backed securities also managed gains during the fiscal year, benefiting from favorable supply-and-demand dynamics and continued improvement in collateral.

Emerging-market debt (EMD) delivered strong performance due to the improving growth outlook in the region relative to developed markets. The J.P. Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, gained 3.73% in U.S. dollar terms. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), was up 9.68%.

Our View

At the beginning of 2019, many investors were licking their wounds following a sharp global stock-market correction. Today we are confronted with a notably different market backdrop as share prices generally ended 2019 near their highs of the year. The spread of COVID-19—first within China’s mainland borders and then to the rest of the world—has introduced a significant headwind to the global economy, which financial markets have acknowledged in the rapid downward repricing of assets through late January and February.

With regard to the U.S. economy, our expectations turned out to be mildly optimistic. But we think it’s worth pointing out that quarter-to-quarter fluctuations in the country’s seasonally-adjusted gross domestic product (GDP) growth have remained on a relatively narrow path compared to their far more volatile historical range. One reason for the lower volatility was steady growth in U.S. household spending. By contrast, the contribution to real U.S. GDP growth

SEI Catholic Values Trust / Annual Report / February 29, 2020	3

LETTER TO SHAREHOLDERS (Concluded)

February 29, 2020 (Unaudited)

from investment, both residential and non-residential, has been in a slowing trend; the pace of business spending in the country has eased dramatically since early 2018. On the positive side, the absence of an investment boom means there should be little to no side effect; even if a recession were to develop in the next year or so, we believe it almost certainly will not be especially painful.

On the other side of the pond, Prime Minister Boris Johnson’s decision to hold a snap election in the fourth quarter paid off. He now enjoys the largest Tory majority in Parliament since 1987, when Margaret Thatcher was re-elected Prime Minister for a third term. The victory eliminated the possibility of a dramatic remaking of the British economy as envisioned by the Labour party—and decreased the likelihood of a hung Parliament, which could have prolonged the uncertainty surrounding Brexit.

Of course, uncertainty still remains. While the U.K. formally left the EU in January, the two parties still must negotiate their future trading relationship by the end of 2020. A no-deal Brexit would provide a substantial negative shock to merchandise trade because dealings with the EU would revert to the most-favored-nation rules of the World Trade Organization. Trade in financial services, a category critical to the U.K.’s economic well-being, would be saddled with increased regulations, paperwork and costs.

It continues to be our working assumption that a no-deal Brexit will be avoided, although it may take an extension of the transition period to effect a deal that minimizes the disruption. With that said, Boris Johnson already announced his intention to exit the transition period at the December 31, 2020 deadline.

For Europe, we accurately anticipated a further slowdown in economic growth over 2019. We think it may now make sense to look past the current gloom when it comes to Europe. The lessening of trade tensions should provide export-dependent Europe with a moderate boost in 2020.

Government policy also is geared toward encouraging growth. There are signs that ECB policy is having some positive impact. The banking system is slowly recuperating. Lending to households and businesses has been in a modestly accelerating trend over the past few years. There also is more serious discussion nowadays about easing fiscal policy. Even Jens Weidman, President of the Deutsche Bundesbank, member of the Governing Council of the ECB, and a long-time hawk, has recently felt comfortable backing calls for government spending. Perhaps there’s hope that fiscal policy will turn into a tailwind for eurozone growth instead of a steady headwind.

Our expectation that emerging-market economies would enjoy a decent 2019 didn’t pan out. First, we thought an economic turnaround in China was just around the corner. The country had been pushing through various monetary, fiscal and structural reform measures aimed at jumpstarting economic growth, and we assumed that the Chinese government would go back to the debt well if needed. This happened only to a limited extent.

We have frequently made the argument that an all-encompassing trade war between China and the U.S. would be in neither countries’ interest. The economic and political reverberations would simply be too painful. And so, the agreement on a “phase-one” deal at least helps lower the temperature and halts the tit-for-tat tariff escalations. We expect the truce will hold through the 2020 U.S. presidential election.

Looking at the big picture for the year ahead, we anticipate continued growth for the U.S. and global economies, but at a sluggish pace. This should keep inflation under control and encourage central banks to remain accommodative. Quantitative easing also should help keep fixed-income yields relatively steady even as government deficit spending picks up. Altogether, this scenario should be positive for risk assets.

We’ve summarized the major themes and outstanding questions that could cause markets to behave in ways that run counter to our positioning in 2020:

•            The U.S. is converging with the rest of the world as U.S. economic and profits growth decline. Given the disparity in stock-market valuations, international markets are expected to outperform U.S. equities.

•            The partial U.S./China trade-war truce and a steady progression of fiscal and monetary stimulus measures over the past two years should pay off in 2020. Early signs of improvement are already apparent, which should boost the prospects of trade-dependent economies, notwithstanding the pressures created by efforts to contain the COVID-19 outbreak.

4	SEI Catholic Values Trust / Annual Report / February 29, 2020

•            The U.S. dollar should reverse convincingly by losing value relative to other currencies. The Fed’s pivot toward an aggressive approach to supporting the overnight lending market has the potential to significantly increase the global supply of dollars, and its emergency rate cut in early March should also put downward pressure on the dollar’s value relative to other currencies. Since we believe the dollar is overvalued on a fundamental basis, its depreciation is a high-conviction call. This would be a tailwind for non-U.S. economies and financial markets.

•            The value style should prevail. Modest improvement in global economic growth, a tendency for inflation and interest rates to move higher and the record disparity in valuation between the most- and least-expensive stocks should lead to a stronger result for value-oriented active managers.

•            We foresee less Brexit uncertainty, assuming a trade deal can be reached between the EU and U.K. We expect rationality to prevail, but a no-deal Brexit remains a residual risk. As the year-end 2020 transition deadline nears, U.K. and European markets could experience renewed volatility if the negotiations appear to be foundering on irreconcilable differences.

•            Presidential politics could roil equity markets in the U.S. and elsewhere. A sense of which Democratic nominee will face Donald Trump in the coming U.S. presidential election should get clearer in March, when 25 states and Puerto Rico go to the polls; California and Texas, plus 12 other states, will have held their primary elections on Super Tuesday, March 3.

In our view, another stellar year for U.S. equities in 2020 would be a source of concern rather than celebration. Equities and other risky assets are not well-correlated with the fundamentals in the short run. Investor expectations can change much more quickly and far more dramatically than the fundamentals. Indeed, as seen in the past two years, changes in investor expectations can sometimes completely negate the change in the fundamentals.

With that in mind, we will retain our emphasis on strategic investing over tactical moves. We will also continue to take stock of the economic and financial developments around the globe and provide our thoughts on where global growth and interest rates are headed. That’s actually the easy part, as the experience of the last few years illustrates. Figuring out how investors might react to the shifts in macroeconomic conditions is almost always the much harder exercise.

On behalf of SEI, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

Bill Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

SEI Catholic Values Trust / Annual Report / February 29, 2020	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 29, 2020 (Unaudited)

Catholic Values Equity Fund

I. Objective

The Catholic Values Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 29, 2020: Brandywine Global Investment Management, LLC; Coho Partners, Ltd.; Copeland Capital Management, LLC; EARNEST Partners, LLC; Fred Alger Management, Inc.; Parametric Portfolio Associates LLC; and Snow Capital Management L.P. During the fiscal year, EAM Investors, LLC, was terminated from the Fund, while Copeland Capital Management, LLC, was added to the Fund.

III. Returns

For the period from March 1, 2019, through February 29, 2020, the Fund’s F class shares returned 2.09%. The Fund’s primary benchmark—the Russell 3000 Index (USD)—returned 6.90%.

IV. Performance Discussion

For the full fiscal year, U.S. large-cap equities finished positive. As noted in the shareholder letter, strong corporate earnings, an accommodative monetary policy by the Federal Reserve and the eventual cooling of trade tensions between the U.S. and China propelled markets higher for most of the reporting period. This trend reversed during the final month of the fiscal year, as markets declined sharply due to concerns around the potential effects of the coronavirus on the global economy.

Growth sectors—notably information technology and communication services—were the best performers, as also mentioned in the shareholder letter. Utilities and consumer staples stocks also performed well due to an increase in demand for bond proxies as interest rates declined. Traditional value sectors such as energy, materials and industrials were the worst performers as investors continued to favor their growth counterparts.

Fund performance was hurt most by its exposure to non-U.S. stocks, which significantly underperformed U.S. equities. Within the U.S., the Fund was hurt by its tilt toward the less-expensive portions of the market and its mid-cap exposure, both of which underperformed the broad U.S. market during the period.

EAM Investors was terminated from the Fund in September and was replaced by Copeland Capital Management, a small- and medium-capitalization stability manager. This change reduced the beta of the smaller-cap portion of the Fund.

EARNEST Partners was the largest detractor due to the manager’s exposure to non-U.S. stocks, which underperformed. Among the other managers, Snow Capital Management and Brandywine Global Investment Management both detracted due to their value exposure, while Coho Partners and Copeland Capital Management detracted due to their lower-beta exposure and underweights to large-cap growth stocks. Prior to its termination, EAM Investors detracted due to its small-cap exposure.

Fred Alger Management was the only manager that contributed to relative Fund performance during the fiscal year due to its exposure to U.S. large-cap growth stocks, the best-performing category during the reporting period.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Annualized Inception to Date
Class F	2.09%	6.90%	5.89%
Class Y	2.28%	7.04%	6.02%
Russell 3000 Index	6.90%	9.28%	9.15%

6	SEI Catholic Values Trust / Annual Report / February 29, 2020

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class F, versus the Russell 3000 Index

[1]

For the year ended 2/29/2020. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y share were offered beginning 5/31/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class Y, versus the Russell 3000 Index

[1]

For the year ended 2/29/2020. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/31/2015 and Class F share were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 29, 2020	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 29, 2020 (Unaudited)

Catholic Values Fixed Income Fund

I. Objective

The Catholic Values Fixed Income Fund (the Fund) seeks a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 29, 2020: Income Research & Management; Western Asset Management Company; and Western Asset Management Company Limited. There were no manager changes during the period.

III. Returns

For the period from March 1, 2019, through February 29, 2020, the Fund’s F class shares returned 11.28%. The Fund’s benchmark—the Bloomberg Barclays US Aggregate Bond Index (USD)—returned 11.68%.

IV. Performance Discussion

The fiscal year began with U.S.-China trade war concerns, Brexit uncertainty and heightened geopolitical tensions; however, accommodative policy responses by the Federal Reserve—which lowered rates three times during the 12-month period—helped assuage those fears until late in the reporting period. As noted in the shareholder letter, concerns about the spread of the coronavirus beyond China late in the fiscal year caused market participants to adjust their outlook for a possible U.S. recession. As also addressed in the shareholder letter, yields moved lower on global growth concerns, especially in January and February, when coronavirus fears resulted in a flight to safety. Risk assets and spread sectors enjoyed outperformance until the end of the period.

2-year Treasury yields declined 160 basis points to yield 0.91%, while 10-year Treasury yields declined 157 basis points to yield 1.15%, an all-time low. 30-year Treasury yields declined 141 basis points to yield 1.68%, also an all-time low, with the majority of the decline occurring over the final two months of the fiscal year. Corporate bonds and the securitized sectors generated positive absolute and excess returns against comparable Treasury bonds.

A slightly long duration posture enhanced Fund performance and an overweight to the 30-year segment of the yield curve was also beneficial. While corporate spreads ended the year close to unchanged, they narrowed for a majority of the fiscal year, before widening in the first two months of 2020. Demand for corporate credit was robust during the year as low global yields attracted investors to the additional yield provided by corporate credit. An overweight to corporates enhanced returns and selection within financials was also additive. Declining yields and continued house price appreciation, as well as improving wages, resulted in strong fundamentals for housing and housing-related sectors; combined with limited new issuance that provided support for non-agency mortgages, the Fund’s overweight was additive. The Fund’s overweight in the securitized sectors of asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also benefited, as both U.S. consumer and commercial properties were supported by improving wages and an expanding economy. The Fund moved to an overweight in agency mortgage-backed securities (MBS) during the year, which slightly detracted given the area’s underperformance.

Both managers contributed during the fiscal year. Income Research benefited from overweights to CMBS and ABS, as well as an underweight to agency MBS. Western’s longer duration posture, as well as its overweight to the 30-year segment of the curve, enhanced returns. An overweight to investment-grade corporate credit was positive, as was security selection within the financials sector. A small allocation to high-yield and emerging-markets debt generated positive returns, but both allocations underperformed the investment-grade market.

The Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to efficiently manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Annualized Inception to Date
Class F	11.28%	5.06%	3.88%
Class Y	11.28%	5.12%	4.13%
Bloomberg Barclays U.S. Aggregate Bond Index	11.68%	5.01%	3.68%

8	SEI Catholic Values Trust / Annual Report / February 29, 2020

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class F, versus the Bloomberg Barclays U.S. Aggregate Bond Index

1

For the year ended 2/29/2020. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y share were offered beginning 5/31/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class Y, versus the Bloomberg Barclays U.S. Aggregate Bond Index

1

For the year ended 2/29/2020. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/31/2015 and Class F share were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 29, 2020	9

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Equity Fund

†Percentages based on total investments.

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 75.1%

Communication Services — 6.5%
Activision Blizzard Inc	1,536	$89
Alphabet Inc, Cl A *	1,737	2,326
Alphabet Inc, Cl C *	600	804
AT&T Inc	71,309	2,511
Cable One Inc	159	250
Charter Communications Inc, Cl A *	128	63
Cogent Communications Holdings Inc	825	60
Comcast Corp, Cl A	14,311	579
Electronic Arts Inc *	1,255	127
Facebook Inc, Cl A *	14,219	2,737
Fox Corp	2,882	88
Interpublic Group of Cos Inc/The	2,450	52
John Wiley & Sons Inc, Cl A	1,163	43
Live Nation Entertainment Inc *	9,784	595
Madison Square Garden Co/The *	191	51
Netflix Inc *	639	236
Omnicom Group Inc	21,567	1,494
Pinterest Inc, Cl A *	13,499	263
Spotify Technology SA *	360	49
Sprint Corp *	8,319	77
Take-Two Interactive Software Inc *	734	79
T-Mobile US Inc *	1,965	177
Twitter Inc *	1,626	54
Verizon Communications Inc	38,472	2,084
ViacomCBS Inc, Cl B	2,018	50
Walt Disney Co/The	6,703	789

		15,727
Consumer Discretionary — 9.5%
Aaron’s Inc	1,952	77
Amazon.com Inc *	2,127	4,007
American Eagle Outfitters Inc	3,622	47
Aptiv PLC	6,678	522
AutoZone Inc *	44	45
Best Buy Co Inc	2,027	153
Bloomin’ Brands Inc	12,279	221
Booking Holdings Inc *	27	46

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BorgWarner Inc	537	$17
Carnival Corp	25,197	843
Cheesecake Factory Inc/The	4,938	176
Cinemark Holdings Inc	7,063	183
Columbia Sportswear Co	602	49
Cooper Tire & Rubber Co	1,766	45
Core-Mark Holding Co Inc	1,662	38
Darden Restaurants Inc	434	42
Dave & Buster’s Entertainment Inc	6,395	211
Designer Brands Inc, Cl A	6,986	94
Dollar General Corp	12,945	1,946
Dollar Tree Inc *	565	47
Domino’s Pizza Inc	494	168
DR Horton Inc	1,823	97
Dunkin’ Brands Group Inc	777	52
eBay Inc	16,090	557
Ford Motor Co	6,427	45
frontdoor Inc *	1,095	46
Gap Inc/The	2,620	37
Garmin Ltd	814	72
General Motors Co	23,895	729
Goodyear Tire & Rubber Co/The	3,742	36
Hanesbrands Inc	1,600	21
Hasbro Inc	526	41
Hilton Worldwide Holdings Inc	1,519	148
Home Depot Inc/The	4,929	1,074
Hyatt Hotels Corp, Cl A	774	59
International Game Technology PLC	3,712	40
Kohl’s Corp	839	33
L Brands Inc	1,140	25
Las Vegas Sands Corp	4,137	241
Lear Corp	411	46
Lowe’s Cos Inc	20,401	2,174
Macy’s Inc	1,472	19
Magna International Inc	15,024	688
Marriott International Inc/MD, Cl A	679	84
McDonald’s Corp	4,615	896
Modine Manufacturing Co *	56,146	419
Mohawk Industries Inc *	3,343	405
Monro Inc	1,767	99
NIKE Inc, Cl B	7,479	669
Nordstrom Inc	1,516	53
Norwegian Cruise Line Holdings Ltd *	1,053	39
O’Reilly Automotive Inc *	141	52
Polaris Inc	549	45
PulteGroup Inc	17,585	707
Ross Stores Inc	16,509	1,796
Royal Caribbean Cruises Ltd	2,285	184
Service Corp International/US	1,137	54
Starbucks Corp	5,909	464
Target Corp	585	60
Tesla Inc *	308	206

10	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TJX Cos Inc/The	6,986	$418
Tractor Supply Co	1,428	126
Ulta Beauty Inc *	235	60
Urban Outfitters Inc *	10,226	240
Vail Resorts Inc	213	45
VF Corp	1,652	119
Wendy’s Co/The	2,626	50
Williams-Sonoma Inc	723	45
Wyndham Destinations Inc	1,185	47
Wyndham Hotels & Resorts Inc	874	45
Yum China Holdings Inc	3,981	174
Yum! Brands Inc	560	50

		22,908

Consumer Staples — 6.5%
Altria Group Inc	30,349	1,225
Andersons Inc/The	2,352	43
Archer-Daniels-Midland Co	1,290	49
Brown-Forman Corp, Cl B	1,103	68
Bunge Ltd	963	45
Calavo Growers Inc	598	43
Campbell Soup Co	3,192	144
Casey’s General Stores Inc	338	55
Clorox Co/The	1,567	250
Coca-Cola Co/The	17,527	938
Colgate-Palmolive Co	7,862	531
Conagra Brands Inc	42,655	1,139
Constellation Brands Inc, Cl A	832	144
Costco Wholesale Corp	1,758	494
Flowers Foods Inc	2,694	58
General Mills Inc	1,001	49
Hain Celestial Group Inc/The *	2,713	64
Hershey Co/The	1,957	282
Hormel Foods Corp	1,199	50
Ingredion Inc	2,018	168
J&J Snack Foods Corp	282	45
JM Smucker Co/The	14,572	1,501
Kellogg Co	3,231	195
Keurig Dr Pepper Inc	1,806	50
Kimberly-Clark Corp	3,984	523
Kraft Heinz Co/The	1,549	38
Kroger Co/The	53,078	1,493
McCormick & Co Inc/MD	941	138
Medifast Inc	1,600	133
Molson Coors Beverage Co, Cl B	16,232	805
Mondelez International Inc, Cl A	3,900	206
Monster Beverage Corp *	884	55
PepsiCo Inc	7,058	932
Philip Morris International Inc	15,125	1,238
Pilgrim’s Pride Corp *	1,903	40
Sprouts Farmers Market Inc *	6,447	103
Sysco Corp	5,470	365
Tyson Foods Inc, Cl A	7,722	524

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Unilever NV	24,134	$1,273
US Foods Holding Corp *	1,326	45
Walgreens Boots Alliance Inc	4,725	216

		15,757

Energy — 2.4%
Antero Resources Corp *	14,903	24
Apache Corp	1,840	46
Baker Hughes Co, Cl A	1,514	24
Cabot Oil & Gas Corp	3,226	45
Chevron Corp	17,769	1,659
ConocoPhillips	14,292	692
Core Laboratories NV	9,374	252
Delek US Holdings Inc	3,314	71
Devon Energy Corp	1,691	27
EOG Resources Inc	556	35
EQT Corp	4,686	28
Exxon Mobil Corp	5,995	308
Gulfport Energy Corp *	22,131	18
Halliburton Co	15,463	262
Helmerich & Payne Inc	1,311	48
Hess Corp	853	48
Kinder Morgan Inc/DE	20,643	396
Kosmos Energy Ltd	8,047	25
Marathon Petroleum Corp	850	40
Occidental Petroleum Corp	24,687	808
ONEOK Inc	921	61
Phillips 66	555	42
Phillips 66 Partners LP (A)	994	54
Range Resources Corp	5,600	16
Schlumberger Ltd	26,212	710

		5,739

Financials — 10.9%
Affiliated Managers Group Inc	631	48
Aflac Inc	31,869	1,366
AGNC Investment Corp ‡	2,829	48
Allstate Corp/The	1,314	138
Ally Financial Inc	1,718	43
American Equity Investment Life Holding Co	7,458	189
American Express Co	2,157	237
American International Group Inc	1,158	49
Annaly Capital Management Inc ‡	44,804	397
Aon PLC	352	73
Bancorp Inc/The *	5,099	62
Bank of America Corp	61,307	1,747
Bank of Hawaii Corp	618	46
Bank of New York Mellon Corp/The	7,482	299
Bank OZK	3,712	94
BankUnited Inc	11,232	334
BlackRock Inc, Cl A	522	242
Capital One Financial Corp	657	58
Cboe Global Markets Inc	459	52

SEI Catholic Values Trust / Annual Report / February 29, 2020	11

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Charles Schwab Corp/The	1,647	$67
Chimera Investment Corp ‡	2,685	53
Chubb Ltd	1,561	226
Citigroup Inc	36,340	2,306
CME Group Inc, Cl A	2,621	521
CNA Financial Corp	1,170	49
CNO Financial Group Inc	3,333	53
Cohen & Steers Inc	2,433	152
Cowen Inc, Cl A	9,917	148
Credit Acceptance Corp *	122	49
Cullen/Frost Bankers Inc	599	47
Discover Financial Services	857	56
E*TRADE Financial Corp	6,681	306
Equitable Holdings Inc	2,436	52
Essent Group Ltd	2,911	127
Evercore Inc, Cl A	1,057	70
Everest Re Group Ltd	2,339	580
FactSet Research Systems Inc	513	136
Fifth Third Bancorp	1,877	46
First Commonwealth Financial Corp	17,417	206
First Hawaiian Inc	1,924	46
First Republic Bank/CA	491	49
FNB Corp/PA	24,890	251
Franklin Resources Inc	1,707	37
Great Western Bancorp Inc	7,760	209
Green Dot Corp, Cl A *	2,003	68
Hartford Financial Services Group Inc/The	4,339	217
Home BancShares Inc/AR	4,338	73
Huntington Bancshares Inc/OH	3,797	47
Intercontinental Exchange Inc	9,530	850
Invesco Ltd	3,179	46
Janus Henderson Group PLC	2,462	52
JPMorgan Chase & Co	13,583	1,577
KeyCorp	3,317	54
Legg Mason Inc	1,747	87
Lincoln National Corp	881	40
MarketAxess Holdings Inc	419	136
Marsh & McLennan Cos Inc	24,009	2,510
MetLife Inc	4,026	172
MFA Financial Inc ‡	7,145	52
Moody’s Corp	599	144
Morgan Stanley	21,240	956
Morningstar Inc	695	102
MSCI Inc, Cl A	753	223
Nasdaq Inc	587	60
National General Holdings Corp	2,508	49
Navient Corp	3,923	44
Northern Trust Corp	2,684	236
PNC Financial Services Group Inc/The	2,121	268
Principal Financial Group Inc	1,152	51
Progressive Corp/The	15,046	1,101
Prosperity Bancshares Inc	1,900	123

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Prudential Financial Inc	5,745	$434
Regions Financial Corp	5,506	74
S&P Global Inc	5,433	1,445
Santander Consumer USA Holdings Inc	2,144	52
SLM Corp	33,402	346
State Street Corp	28,794	1,961
Synchrony Financial	2,528	74
T Rowe Price Group Inc	1,349	159
TD Ameritrade Holding Corp	1,020	43
Travelers Cos Inc/The	433	52
Truist Financial Corp	2,659	123
Two Harbors Investment Corp ‡	12,558	170
Umpqua Holdings Corp	19,773	304
US Bancorp	2,210	103
Virtu Financial Inc, Cl A	2,754	52
Voya Financial Inc	1,992	105
Willis Towers Watson PLC	290	55
Zions Bancorp NA	1,209	48

		26,302

Health Care — 12.4%
Abbott Laboratories	27,179	2,094
ABIOMED Inc *	297	45
Acadia Healthcare Co Inc *	1,743	52
Adaptive Biotechnologies Corp *	21,754	611
Agios Pharmaceuticals Inc *	5,241	249
Alcon Inc *	10,489	643
Alexion Pharmaceuticals Inc *	6,483	610
Align Technology Inc *	178	39
Alkermes PLC *	8,748	182
Alnylam Pharmaceuticals Inc *	2,438	287
AmerisourceBergen Corp, Cl A	14,468	1,220
Anthem Inc	969	249
Avantor Inc *	39,503	622
Baxter International Inc	8,300	693
BioMarin Pharmaceutical Inc *	5,384	487
Boston Scientific Corp *	31,408	1,174
Bruker Corp	13,975	609
Cantel Medical Corp	1,430	90
Cardinal Health Inc	3,870	202
Centene Corp *	812	43
Cerner Corp	4,557	316
Change Healthcare Inc *	2,000	27
Chemed Corp	330	138
Cigna Corp	2,288	419
Covetrus Inc *	987	11
CVS Health Corp	50,541	2,991
DaVita Inc *	1,288	100
DENTSPLY SIRONA Inc	1,719	85
DexCom Inc *	914	252
Edwards Lifesciences Corp *	2,783	570
Elanco Animal Health Inc *	22,354	612
Encompass Health Corp	1,566	117

12	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ensign Group Inc/The	3,095	$138
Exact Sciences Corp *	2,022	164
Exelixis Inc *	15,274	284
Guardant Health Inc *	1,334	116
Healthpeak Properties Inc ‡	7,017	222
Henry Schein Inc *	2,467	150
Hill-Rom Holdings Inc	495	48
Hologic Inc *	1,306	62
Horizon Therapeutics Plc *	31,836	1,089
Humana Inc *	1,123	359
ICU Medical Inc *	171	33
IDEXX Laboratories Inc *	489	124
Incyte Corp *	8,026	605
Integra LifeSciences Holdings Corp *	1,163	61
Intuitive Surgical Inc *	693	370
Ionis Pharmaceuticals Inc *	2,668	135
IQVIA Holdings Inc *	4,622	645
Laboratory Corp of America Holdings *	513	90
Magellan Health Inc *	3,153	189
Masimo Corp *	357	58
McKesson Corp	370	52
Mettler-Toledo International Inc *	959	673
Moderna Inc *	6,336	164
Nektar Therapeutics, Cl A *	30,410	633
Neurocrine Biosciences Inc *	1,794	170
Penumbra Inc *	330	55
PRA Health Sciences Inc *	6,960	656
Premier Inc, Cl A *	1,272	37
Quest Diagnostics Inc	2,735	290
ResMed Inc	2,570	408
Sage Therapeutics Inc *	1,048	49
Sarepta Therapeutics Inc *	2,080	238
Seattle Genetics Inc *	1,982	226
STERIS PLC	1,076	171
Stryker Corp	2,405	458
Teleflex Inc	473	158
Tivity Health Inc *	14,847	188
United Therapeutics Corp *	4,865	501
Varian Medical Systems Inc *	2,254	277
Veeva Systems Inc, Cl A *	378	54
Vertex Pharmaceuticals Inc *	6,085	1,363
Waters Corp *	3,288	641
West Pharmaceutical Services Inc	999	150
Zimmer Biomet Holdings Inc	5,327	725
Zoetis Inc, Cl A	5,540	738

		29,856

Industrials — 6.4%
3M Co	8,358	1,247
ACCO Brands Corp	6,870	55
ADT Inc	6,874	44
AGCO Corp	675	41
Alaska Air Group Inc	775	39

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Allegion plc	536	$62
Allison Transmission Holdings Inc	400	16
AMERCO	140	45
American Airlines Group Inc	21,513	410
AMETEK Inc	605	52
AO Smith Corp	943	37
Apogee Enterprises Inc	11,422	345
Armstrong World Industries Inc	200	20
ASGN Inc *	744	38
Astec Industries Inc	2,843	107
Atlas Air Worldwide Holdings Inc *	2,238	60
Caterpillar Inc	357	44
Chart Industries Inc *	2,499	142
Cintas Corp	3,204	855
Clean Harbors Inc *	646	45
Colfax Corp *	1,869	63
CoStar Group Inc *	101	67
CSX Corp	1,508	106
Cummins Inc	1,667	252
Deere & Co	1,422	223
Delta Air Lines Inc	6,659	307
Donaldson Co Inc	397	18
Dover Corp	1,366	140
Eaton Corp PLC	7,424	674
Emerson Electric Co	1,607	103
Equifax Inc	375	53
Fastenal Co	1,480	51
FedEx Corp	1,376	194
Flowserve Corp	1,306	52
Fortive Corp	627	43
Gates Industrial Corp PLC *	5,238	55
Graco Inc	401	20
GrafTech International Ltd	3,996	33
HD Supply Holdings Inc *	1,156	44
HEICO Corp	674	73
Hexcel Corp	889	57
Hubbell Inc, Cl B	100	13
IAA Inc *	500	21
IHS Markit Ltd	1,072	76
Illinois Tool Works Inc	9,041	1,517
Ingersoll-Rand PLC	3,308	427
JB Hunt Transport Services Inc	477	46
JetBlue Airways Corp *	2,913	46
Johnson Controls International plc	8,766	321
Kansas City Southern	423	64
KAR Auction Services Inc	3,646	70
Landstar System Inc	477	48
LB Foster Co, Cl A *	2,646	42
Lennox International Inc	194	44
Macquarie Infrastructure Corp	1,159	45
ManpowerGroup Inc	944	72
Masco Corp	1,719	71

SEI Catholic Values Trust / Annual Report / February 29, 2020	13

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MSC Industrial Direct Co Inc, Cl A	923	$57
Nielsen Holdings PLC	2,443	44
Nordson Corp	843	122
nVent Electric PLC	2,436	58
Oshkosh Corp	837	60
Owens Corning	2,456	139
PACCAR Inc	771	52
Parker-Hannifin Corp	356	66
Pentair PLC	1,364	54
Regal Beloit Corp	733	57
Republic Services Inc, Cl A	700	63
Resideo Technologies Inc *	2,553	27
Robert Half International Inc	846	43
Rockwell Automation Inc	1,053	193
Rollins Inc	1,349	51
Roper Technologies Inc	173	61
Ryder System Inc	1,027	39
Schneider National Inc, Cl B	2,470	44
Sensata Technologies Holding PLC *	1,149	47
Snap-on Inc	657	95
Southwest Airlines Co	1,122	52
Spirit AeroSystems Holdings Inc, Cl A	1,276	67
Stanley Black & Decker Inc	4,507	648
Tetra Tech Inc	604	49
Timken Co/The	1,209	54
Toro Co/The	721	52
TransDigm Group Inc	1,140	636
Trinity Industries Inc	2,541	52
Uber Technologies Inc *	1,225	42
United Airlines Holdings Inc *	1,139	70
United Parcel Service Inc, Cl B	2,273	206
United Rentals Inc *	402	53
Univar Solutions Inc *	2,330	40
Valmont Industries Inc	383	45
Verisk Analytics Inc, Cl A	474	74
WABCO Holdings Inc *	401	54
Waste Management Inc	3,911	433
Watsco Inc	331	52
WESCO International Inc *	1,999	81
Westinghouse Air Brake Technologies Corp	720	49
Woodward Inc	485	50
WW Grainger Inc	5,535	1,536
Xylem Inc/NY	6,247	483

		15,505

Information Technology — 14.4%
Accenture PLC, Cl A	3,770	681
Adobe Inc *	6,489	2,239
Advanced Micro Devices Inc *	1,592	72
Akamai Technologies Inc *	623	54
Alliance Data Systems Corp	550	47
Amdocs Ltd	2,854	182
Analog Devices Inc	1,648	180

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ANSYS Inc *	247	$60
Apple Inc	16,799	4,592
Applied Materials Inc	8,190	476
Arista Networks Inc *	1,035	200
Atlassian Corp PLC, Cl A *	391	57
Autodesk Inc *	816	156
Automatic Data Processing Inc	3,388	524
Avalara Inc *	580	49
Badger Meter Inc	1,861	112
Broadcom Inc	1,407	384
Broadridge Financial Solutions Inc	422	44
Cabot Microelectronics Corp	872	121
Cadence Design Systems Inc *	832	55
Cerence Inc *	2,304	50
Cisco Systems Inc	17,608	703
Cognex Corp	1,339	60
Cognizant Technology Solutions Corp, Cl A	621	38
CommScope Holding Co Inc *	4,486	49
Cree Inc *	500	22
Crowdstrike Holdings Inc, Cl A *	3,869	231
Dell Technologies Inc, Cl C *	1,116	45
DXC Technology Co	691	17
EPAM Systems Inc *	306	68
Fidelity National Information Services Inc	10,000	1,397
First Solar Inc *	343	16
Fiserv Inc *	509	56
Genpact Ltd	1,364	52
Global Payments Inc	2,827	520
GoDaddy Inc, Cl A *	834	58
Hewlett Packard Enterprise Co	12,502	160
HP Inc	15,698	326
II-VI Inc *	3,451	102
Intuit Inc	1,427	379
IPG Photonics Corp *	399	51
Jabil Inc	1,463	47
Jack Henry & Associates Inc	558	85
Juniper Networks Inc	2,222	47
Keysight Technologies Inc *	2,242	212
KLA Corp	445	68
Lam Research Corp	1,246	366
Littelfuse Inc	331	53
LogMeIn Inc	1,178	100
Mastercard Inc, Cl A	3,434	997
Maxim Integrated Products Inc	912	51
Microchip Technology Inc	11,543	1,047
Micron Technology Inc *	3,474	183
Microsoft Corp	40,199	6,513
Motorola Solutions Inc	302	50
National Instruments Corp	400	16
NCR Corp *	4,554	115
NetApp Inc	980	46
NortonLifeLock Inc	1,997	38

14	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NVIDIA Corp	4,762	$1,286
Okta Inc, Cl A *	490	63
ON Semiconductor Corp *	2,294	43
PayPal Holdings Inc *	10,264	1,108
QUALCOMM Inc	4,917	385
salesforce.com Inc *	14,309	2,438
Skyworks Solutions Inc	606	61
Super Micro Computer Inc *	23,511	597
SYNNEX Corp	404	51
Teradata Corp *	1,351	27
Texas Instruments Inc	4,800	548
Universal Display Corp	324	51
VeriSign Inc *	270	51
Visa Inc, Cl A	16,706	3,036
VMware Inc, Cl A *	382	46
Workday Inc, Cl A *	251	44
Xerox Holdings Corp	737	24
Xilinx Inc	598	50

		34,628

Materials — 3.1%
Air Products & Chemicals Inc	3,688	810
Alcoa Corp *	2,528	35
AptarGroup Inc	1,090	110
Avery Dennison Corp	400	46
Axalta Coating Systems Ltd *	700	17
B2Gold Corp	22,920	91
Ball Corp	5,045	356
Berry Global Group Inc *	1,067	41
Cabot Corp	1,164	44
Century Aluminum Co *	9,125	53
Commercial Metals Co	13,873	253
Corteva Inc	14,578	397
Crown Holdings Inc *	11,818	833
Domtar Corp	1,435	41
Dow Inc	975	39
DuPont de Nemours Inc	4,840	208
Eastman Chemical Co	5,513	339
Ecolab Inc	466	84
FMC Corp	524	49
Freeport-McMoRan Inc	28,122	280
Huntsman Corp	7,027	133
International Flavors & Fragrances Inc	737	88
International Paper Co	1,238	46
Linde PLC	2,709	517
Livent Corp *	9,157	82
LyondellBasell Industries NV, Cl A	607	43
Newmont Corp	28,149	1,256
Nucor Corp	870	36
O-I Glass Inc, Cl I	5,327	58
PPG Industries Inc	510	53
Quaker Chemical Corp	350	55
Royal Gold Inc	466	45

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sherwin-Williams Co/The	1,291	$667
Sonoco Products Co	903	44
Steel Dynamics Inc	1,777	47
United States Steel Corp	3,984	32
Valvoline Inc	2,446	48
Vulcan Materials Co	363	44
Westrock Co	1,448	48

		7,468

Real Estate — 1.6%
Alexandria Real Estate Equities Inc ‡	885	134
American Campus Communities Inc ‡	1,095	48
American Tower Corp ‡	1,117	253
AvalonBay Communities Inc ‡	909	182
Brandywine Realty Trust ‡	3,873	53
CBRE Group Inc, Cl A *‡	6,783	381
Colony Capital Inc ‡	9,970	39
CoreSite Realty Corp ‡	699	73
Corporate Office Properties Trust ‡	2,505	63
Crown Castle International Corp ‡	1,420	203
CubeSmart ‡	1,472	45
Digital Realty Trust Inc ‡	437	52
Equinix Inc ‡	145	83
Equity Residential ‡	780	59
Essex Property Trust Inc ‡	187	53
Extra Space Storage Inc ‡	438	44
Federal Realty Investment Trust ‡	402	47
Gaming and Leisure Properties Inc ‡	1,375	61
Host Hotels & Resorts Inc ‡	7,990	116
Howard Hughes Corp/The *‡	411	44
Iron Mountain Inc ‡	1,533	47
Jones Lang LaSalle Inc ‡	410	61
Kennedy-Wilson Holdings Inc ‡	2,346	47
Kilroy Realty Corp ‡	811	59
Kimco Realty Corp ‡	2,506	43
Life Storage Inc ‡	520	56
National Retail Properties Inc ‡	993	51
Prologis Inc ‡	7,761	654
Public Storage ‡	298	62
Realty Income Corp ‡	747	54
Regency Centers Corp ‡	826	47
Ryman Hospitality Properties Inc ‡	610	42
Simon Property Group Inc ‡	566	70
SL Green Realty Corp ‡	586	46
STORE Capital Corp ‡	1,477	49
Ventas Inc ‡	1,890	102
VEREIT Inc ‡	6,295	55
Vornado Realty Trust ‡	765	41
Welltower Inc ‡	1,829	137
Weyerhaeuser Co ‡	5,915	154
		3,910

SEI Catholic Values Trust / Annual Report / February 29, 2020	15

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 1.4%
Algonquin Power & Utilities Corp	10,124	$151
Ameren Corp	786	62
American Electric Power Co Inc	675	60
American States Water Co	596	46
American Water Works Co Inc	1,550	192
Avangrid Inc	1,034	51
CMS Energy Corp	6,772	409
Consolidated Edison Inc	664	52
Dominion Energy Inc	694	54
DTE Energy Co	416	46
Duke Energy Corp	1,264	116
Edison International	839	56
Entergy Corp	595	70
Eversource Energy	3,118	270
Exelon Corp	6,186	267
FirstEnergy Corp	1,272	57
NextEra Energy Inc	1,489	376
NiSource Inc	1,898	51
Pinnacle West Capital Corp	566	51
PPL Corp	1,714	51
Public Service Enterprise Group Inc	1,789	92
Sempra Energy	466	65
Southern Co/The	1,127	68
UGI Corp	1,182	43
WEC Energy Group Inc	737	68
Xcel Energy Inc	6,735	420

		3,244
Total Common Stock (Cost $150,085) ($ Thousands)		181,044

FOREIGN COMMON STOCK — 22.9%

Australia — 0.4%
BHP Group Ltd ADR	22,006	953
South32 Ltd ADR	5,251	37
		990

Austria — 0.7%
Erste Group Bank AG	28,543	973
Schoeller-Bleckmann Oilfield Equipment AG	4,496	183
voestalpine AG	21,904	476
		1,632

Bermuda — 0.2%
Marvell Technology Group Ltd	20,966	447

Brazil — 0.3%
Banco Bradesco SA ADR	83,269	565
Banco Santander SA ADR	18,970	69
		634

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Canada — 1.1%
Canadian Natural Resources Ltd	54,520	$1,407
Magna International Inc	17,257	785
Rogers Communications Inc, Cl B	9,788	449
		2,641

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA ADR	5,090	139

China — 1.7%
Alibaba Group Holding Ltd ADR *	9,602	1,997
Anhui Conch Cement Co Ltd, Cl H	176,500	1,294
Baidu Inc ADR *	2,280	274
BYD Co Ltd, Cl H	102,000	624
		4,189

Colombia — 0.4%
Bancolombia SA ADR	21,447	1,018

Czech Republic — 0.2%
Komercni banka as	18,993	579

France — 1.4%
Capgemini SE	11,367	1,239
Societe Generale SA	29,345	825
Sodexo SA	13,340	1,271
		3,335

Germany — 1.0%
BASF SE	10,767	628
Continental AG	8,173	912
Vonovia SE ‡	18,319	978
		2,518

Hong Kong — 1.0%
ANTA Sports Products Ltd	60,000	482
China Life Insurance Co Ltd, Cl H	544,000	1,275
Sinopharm Group Co Ltd, Cl H	206,000	636
		2,393

India — 0.8%
HDFC Bank Ltd ADR	16,647	913
ICICI Bank Ltd ADR	72,838	1,010
		1,923

Ireland — 1.9%
ICON PLC *	15,594	2,433
Jazz Pharmaceuticals PLC *	8,971	1,028
Medtronic PLC	11,729	1,181
		4,642

Israel — 0.4%
Check Point Software Technologies Ltd *	8,209	852

Italy — 0.4%
Prysmian SpA	36,774	864

16	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Japan — 1.3%
Denso Corp	35,200	$1,377
Hitachi Ltd	29,500	995
Toray Industries Inc	129,300	749
		3,121

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV, Cl O	132,600	721

Netherlands — 2.3%
Heineken NV	13,435	1,332
NXP Semiconductors NV	7,872	895
RELX PLC	51,732	1,231
Royal Dutch Shell PLC, Cl A	28,974	618
Royal Dutch Shell PLC ADR, Cl A	31,237	1,375
Royal Dutch Shell PLC ADR, Cl B	3,500	156
		5,607

Norway — 1.2%
DNB ASA	87,206	1,435
Equinor ASA ADR	71,816	1,117
Norsk Hydro ASA	100,136	282
		2,834

Puerto Rico — 0.0%
OFG Bancorp	2,668	45
Popular Inc	1,000	48
		93

Singapore — 0.6%
DBS Group Holdings Ltd	81,100	1,401

South Korea — 0.5%
Samsung Electronics Co Ltd	25,496	1,138

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Spain — 0.5%
Amadeus IT Group SA, Cl A	16,922	$1,180

Switzerland — 0.4%
Credit Suisse Group AG ADR	87,452	986

Taiwan — 1.3%
ASE Technology Holding Co Ltd	337,700	795
Hon Hai Precision Industry Co Ltd	136,960	363
Taiwan Semiconductor Manufacturing Co Ltd	194,000	2,025
		3,183

United Kingdom — 2.5%
Barclays PLC	214,845	408
BP PLC ADR	36,318	1,137
Diageo PLC	43,013	1,519
GVC Holdings PLC	51,777	522
GW Pharmaceuticals PLC ADR *	7,561	774
HSBC Holdings PLC	28,248	189
ITV PLC	436,426	650
Rio Tinto PLC ADR	16,584	778
		5,977
Total Foreign Common Stock (Cost $53,273) ($ Thousands)		55,037

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F
1.430%**†	3,619,757	3,620
Total Cash Equivalent (Cost $3,620) ($ Thousands)		3,620

Total Investments in Securities — 99.5% (Cost $206,978) ($ Thousands)		$239,701

A list of the open futures contracts held by the Fund at February 29, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Russell 2000 Index E-MINI	7	Mar-2020	$562	$516	$(46)
S&P 500 Index E-MINI	22	Mar-2020	3,628	3,246	(382)

			4,190	$3,762	$(428)

    Percentages are based on Net Assets of $240,952 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of February 29, 2020.
‡	Real Estate Investment Trust.
†	Investment in Affiliate.
(A)	Security is a Master Limited Partnership. At February 29, 2020, such securities amounted to $54 ($ Thousands), or 0.0% of the net assets of the Fund (See Note 2).

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

SEI Catholic Values Trust / Annual Report / February 29, 2020	17

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Equity Fund (Concluded)

As of February 29, 2020, all of the Fund’s investments and other financial instruments were considered For the year ended February 29, 2020, there were no transfers in or out of Level 3 securities. Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a summary of the Fund’s transactions with affiliates for the year ended February 29, 2020 ($ Thousands):

Security Description	Value at 2/28/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 2/29/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$5,352	$51,154	$(52,886)	$—	$—	$3,620	3,619,757	$132	$—

Amounts designated as “-” are $0.

The accompanying notes are an integral part of the financial statements.

18	SEI Catholic Values Trust / Annual Report / February 29, 2020

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Fixed Income Fund

Sector Weightings (Unaudited)†: †Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 37.3%

Agency Mortgage-Backed Obligations — 29.5%
FHLMC
6.000%, 03/01/2035 to 07/01/2040	$563	$659
5.500%, 04/01/2030	203	222
5.000%, 06/01/2041 to 01/01/2049	893	987
4.500%, 06/01/2038 to 02/01/2050	1,101	1,198
4.000%, 07/01/2037 to 11/01/2049	2,365	2,522
3.500%, 03/01/2043 to 03/31/2050	2,703	2,854
3.000%, 09/01/2036 to 03/01/2050	6,823	7,122
2.500%, 12/01/2049 to 02/01/2050	496	507
FHLMC CMO, Ser 2012-4057, Cl CS, IO
4.392%, VAR ICE LIBOR USD 1 Month+6.050%, 04/15/2039	16	1
FHLMC CMO, Ser 2014-328, Cl S4, IO
2.287%, 02/15/2038 (A)	49	3
FHLMC CMO, Ser 2014-4415, Cl IO, IO
2.257%, 04/15/2041 (A)	234	12
FHLMC CMO, Ser 2015-4494, Cl AI, IO
2.383%, 11/15/2038 (A)	235	13
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	95	97
FNMA
5.000%, 10/01/2033 to 08/01/2049	3,257	3,645
4.500%, 07/01/2033 to 09/01/2057	3,885	4,220
4.000%, 04/01/2036 to 06/01/2057	3,121	3,370
3.525%, 02/01/2029	300	341
3.500%, 10/01/2037 to 03/01/2057	8,900	9,433
3.350%, 05/01/2029	10	11
3.260%, 05/01/2029	10	11
3.240%, 05/01/2029	40	45
3.160%, 05/01/2029	20	22
3.000%, 12/01/2037 to 03/01/2050	5,442	5,689
2.810%, 04/01/2025	40	43
2.790%, 08/01/2029	100	109
2.765%, 08/01/2031	100	109

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA TBA
4.500%, 03/01/2045 to 04/15/2045	$1,400	$1,494
4.000%, 03/01/2039	300	316
3.500%, 03/15/2045	500	519
FNMA, Ser 2015-55, Cl IO, IO
1.884%, 08/25/2055 (A)	204	11
FNMA, Ser 2015-56, Cl AS, IO
4.523%, VAR ICE LIBOR USD 1 Month+6.150%, 08/25/2045	231	55
FNMA, Ser 2019-M1, Cl A2
3.555%, 09/25/2028 (A)	210	241
FNMA, Ser 2019-M4, Cl A2
3.610%, 02/25/2031	40	46
FNMA, Ser 2019-M5, Cl A2
3.273%, 01/25/2029	70	79
FNMA, Ser 2019-M6, Cl A2
3.450%, 01/01/2029	70	79
GNMA
5.000%, 04/15/2048 to 01/20/2049	466	502
4.500%, 01/15/2042 to 04/20/2049	2,187	2,351
4.000%, 08/15/2045 to 12/20/2047	817	875
3.500%, 01/20/2047 to 10/20/2049	557	587
3.000%, 09/15/2042 to 01/20/2050	800	830
GNMA CMBS, Ser 2018-130, Cl A
3.250%, 05/16/2059	85	88
GNMA CMO, Ser 2007-51, Cl SG, IO
4.933%, VAR ICE LIBOR USD 1 Month+6.580%, 08/20/2037	13	2
GNMA CMO, Ser 2012-34, Cl SA, IO
4.403%, VAR ICE LIBOR USD 1 Month+6.050%, 03/20/2042	133	30
GNMA CMO, Ser 2012-43, Cl SN, IO
4.942%, VAR ICE LIBOR USD 1 Month+6.600%, 04/16/2042	112	27
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.759%, VAR ICE LIBOR USD 1 Month0.000%, 10/20/2062	88	4
GNMA CMO, Ser 2014-118, Cl HS, IO
4.553%, VAR ICE LIBOR USD 1 Month+6.200%, 08/20/2044	244	56
GNMA TBA
2.500%, 03/23/2169	100	103

		51,540

Non-Agency Mortgage-Backed Obligations — 7.8%
BANK, Ser 2017-BNK8, Cl XA, IO
0.742%, 11/15/2050 (A)	1,645	81
BBCCRE Trust, Ser 2015-GTP, Cl D
4.563%, 08/10/2033 (A)(B)	140	145
Bear Stearns Asset Backed Securities I Trust, Ser 2004-AC6, Cl A1
5.750%, 11/25/2034	79	80

SEI Catholic Values Trust / Annual Report / February 29, 2020	19

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust, Ser 2019-B15, Cl A5
2.928%, 12/15/2072	$183	$198
BX Commercial Mortgage Trust, Ser XL, Cl A
2.579%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (B)	471	473
BXP Trust, Ser 2017-CQHP, Cl A
2.509%, VAR ICE LIBOR USD 1 Month+0.850%, 11/15/2034 (B)	190	190
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl A1
1.897%, VAR ICE LIBOR USD 1 Month+0.270%, 05/25/2035 (B)	105	104
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl B1
2.271%, 05/25/2035 (A)(B)	214	175
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046 (B)	100	104
COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046	329	346
COMM Mortgage Trust, Ser 2015-CR24, Cl AM
4.028%, 08/10/2048 (A)	90	99
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl F
4.309%, VAR ICE LIBOR USD 1 Month+2.650%, 05/15/2036 (B)	190	190
CSAIL Commercial Mortgage Trust, Ser 2015- C2, Cl AS
3.849%, 06/15/2057 (A)	210	227
CSMC Trust, Ser 2017-HL1, Cl A3
3.500%, 06/25/2047 (A)(B)	183	187
CSMC Trust, Ser 2017-TIME, Cl A
3.646%, 11/13/2039 (B)	100	112
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (A)(B)	496	511
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048 (A)(B)	200	206
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
6.277%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	303	323
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA4, Cl M2
2.927%, VAR ICE LIBOR USD 1 Month+1.300%, 03/25/2029	80	80
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
5.877%, VAR ICE LIBOR USD 1 Month+4.250%, 01/25/2029	48	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2018-C05, Cl 1M2
3.977%, VAR ICE LIBOR USD 1 Month+2.350%, 01/25/2031	$250	$253
GS Mortgage Securities Trust, Ser 2006-GG8, Cl AJ
5.622%, 11/10/2039	94	72
GS Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.592%, 08/10/2043 (B)	543	545
GS Mortgage Securities Trust, Ser 2012-GC6, Cl AS
4.948%, 01/10/2045 (B)	200	210
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A4
3.377%, 05/10/2045	365	372
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl A
3.281%, 06/09/2021	190	189
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl B
4.481%, 06/09/2021	190	187
Impac CMB Trust, Ser 2005-4, Cl 1M1
2.272%, VAR ICE LIBOR USD 1 Month+0.645%, 05/25/2035	50	49
Impac Secured Assets Trust, Ser 2006-2, Cl 2M3
2.727%, VAR ICE LIBOR USD 1 Month+1.100%, 08/25/2036	173	175
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C7, Cl XA, IO
0.902%, 10/15/2050 (A)	1,460	78
JPMorgan Chase Commercial Mortgage Securities Trust, Ser MKST, Cl F
4.590%, VAR ICE LIBOR USD 1 Month+2.850%, 12/15/2036 (B)	270	270
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C6, Cl A3
3.507%, 05/15/2045	165	172
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-CIBX, Cl A4
3.483%, 06/15/2045	431	442
JPMorgan Chase Commercial Mortgage Securities Trust, Ser PHH, Cl F
4.669%, VAR ICE LIBOR USD 1 Month+3.010%, 06/15/2035 (B)	250	249
JPMorgan Mortgage Trust, Ser 2005-S2, Cl 2A15
6.000%, 09/25/2035	149	146
JPMorgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 05/25/2046 (A)(B)	173	174
JPMorgan Mortgage Trust, Ser 2016-4, Cl A5
3.500%, 10/25/2046 (A)(B)	66	68

20	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (A)(B)	$22	$23
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (A)(B)	115	118
JPMorgan Mortgage Trust, Ser 2018-6, Cl 1A4
3.500%, 12/25/2048 (A)(B)	176	177
Lone Star Portfolio Trust, Ser 2015-LSP, Cl E
7.509%, VAR ICE LIBOR USD 1 Month+5.850%, 09/15/2028 (B)	87	87
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl B
4.155%, 07/15/2050 (A)	100	109
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C32, Cl ASB
3.514%, 12/15/2049	283	304
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C17, Cl A4
3.443%, 08/15/2047	430	460
Morgan Stanley Capital I Trust, Ser 2007- IQ16, Cl AJ
6.354%, 12/12/2049 (A)	27	17
Morgan Stanley Capital I Trust, Ser 2019- BPR, Cl A
3.059%, VAR ICE LIBOR USD 1 Month+1.400%, 05/15/2036 (B)	140	140
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035 (A)(B)	110	116
Natixis Commercial Mortgage Securities Trust, Ser 2019-FAME, Cl A
3.047%, 08/15/2034 (B)	110	115
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059 (A)(B)	231	234
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047	166	174
Rosslyn Portfolio Trust, Ser 2017-R17, Cl A
2.609%, VAR ICE LIBOR USD 1 Month+0.950%, 06/15/2033 (B)	100	100
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl MA
3.500%, 08/25/2057	375	398
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MA
3.500%, 03/25/2058	491	522
Seasoned Credit Risk Transfer Trust, Ser 2019-2, Cl MA
3.500%, 08/25/2058	212	226
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/2047 (A)(B)	243	249
Sequoia Mortgage Trust, Ser 2017-4, Cl A4
3.500%, 07/25/2047 (A)(B)	117	120

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust, Ser 2017-6, Cl A4
3.500%, 09/25/2047 (A)(B)	$132	$136
Sequoia Mortgage Trust, Ser 2020-1, Cl A4
3.500%, 02/25/2050 (A)(B)	243	250
UBS Commercial Mortgage Trust, Ser 2012- C1, Cl A3
3.400%, 05/10/2045	586	602
UBS Commercial Mortgage Trust, Ser 2018- C13, Cl ASB
4.241%, 10/15/2051	532	608
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR6, Cl 2A1A
2.087%, VAR ICE LIBOR USD 1 Month+0.460%, 04/25/2045	244	243
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl AS
3.872%, 05/15/2048 (A)	270	296
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A4
4.902%, 06/15/2044 (A)(B)	359	369
WFRBS Commercial Mortgage Trust, Ser 2013-UBSS1, Cl A2
2.927%, 03/15/2046	4	4

		13,729
Total Mortgage-Backed Securities (Cost $63,379) ($ Thousands)		65,269

CORPORATE OBLIGATIONS — 30.1%

Communication Services — 3.0%
AT&T
5.350%, 09/01/2040	1	1
4.500%, 03/09/2048	80	92
4.350%, 06/15/2045	20	22
4.125%, 02/17/2026	250	278
3.600%, 07/15/2025	135	145
3.400%, 05/15/2025	154	164
3.067%, VAR ICE LIBOR USD 3 Month+1.180%, 06/12/2024	462	467
Charter Communications Operating
6.484%, 10/23/2045	20	26
6.384%, 10/23/2035	580	766
5.750%, 04/01/2048	120	143
5.375%, 04/01/2038	20	23
5.050%, 03/30/2029	60	70
3.579%, 07/23/2020	50	50
Comcast
6.400%, 05/15/2038	170	252
4.250%, 10/15/2030	60	71
4.150%, 10/15/2028	210	244
3.950%, 10/15/2025	70	78

SEI Catholic Values Trust / Annual Report / February 29, 2020	21

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 08/15/2025	$140	$152
3.150%, 03/01/2026	20	22
2.350%, 01/15/2027	260	269
Comcast Cable Communications Holdings
9.455%, 11/15/2022	270	328
Fox
5.476%, 01/25/2039 (B)	70	90
Sprint Spectrum
4.738%, 03/20/2025 (B)	230	246
Telefonica Emisiones SAU
5.213%, 03/08/2047	150	184
Verizon Communications
5.500%, 03/16/2047	6	9
5.250%, 03/16/2037	20	27
4.862%, 08/21/2046	20	26
4.522%, 09/15/2048	311	402
4.500%, 08/10/2033	170	208
4.329%, 09/21/2028	100	118
3.500%, 11/01/2024	20	22
3.376%, 02/15/2025	19	21
2.625%, 08/15/2026	10	10
Vodafone Group
4.375%, 05/30/2028	60	69
		5,095

Consumer Discretionary — 1.4%
Amazon.com
4.950%, 12/05/2044	30	42
4.050%, 08/22/2047	30	39
3.875%, 08/22/2037	20	24
3.150%, 08/22/2027	50	55
American Honda Finance MTN
2.050%, 01/10/2023	263	267
BMW US Capital
1.850%, 09/15/2021 (B)	10	10
Cox Communications
3.350%, 09/15/2026 (B)	231	247
3.250%, 12/15/2022 (B)	385	400
Ford Motor
4.750%, 01/15/2043	30	26
General Motors
6.250%, 10/02/2043	50	56
5.150%, 04/01/2038	20	21
General Motors Financial
5.100%, 01/17/2024	200	219
4.150%, 06/19/2023	353	375
3.450%, 04/10/2022	10	10
2.450%, 11/06/2020	20	20
Las Vegas Sands
3.200%, 08/08/2024	10	11
Lennar
5.000%, 06/15/2027	10	11

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.750%, 11/29/2027	$20	$22
4.500%, 04/30/2024	20	21
McDonald’s MTN
3.800%, 04/01/2028	10	11
3.500%, 03/01/2027	90	98
Sands China
5.125%, 08/08/2025	200	224
Time Warner Cable
7.300%, 07/01/2038	90	123
Time Warner Entertainment
8.375%, 07/15/2033	120	177
Toll Brothers Finance
4.375%, 04/15/2023	20	21
VOC Escrow
5.000%, 02/15/2028 (B)	30	27
		2,557

Consumer Staples — 2.0%
Altria Group
6.200%, 02/14/2059	10	13
5.950%, 02/14/2049	20	25
5.800%, 02/14/2039	130	160
4.800%, 02/14/2029	180	206
4.750%, 05/05/2021	50	52
4.400%, 02/14/2026	70	78
3.800%, 02/14/2024	10	11
3.490%, 02/14/2022	20	21
2.850%, 08/09/2022	20	21
Anheuser-Busch
4.900%, 02/01/2046	378	466
3.650%, 02/01/2026	60	66
Anheuser-Busch InBev Finance
3.300%, 02/01/2023	120	126
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	20	27
4.150%, 01/23/2025	20	22
4.000%, 04/13/2028	20	23
3.500%, 01/12/2024	100	107
2.500%, 07/15/2022	16	16
BAT Capital
4.540%, 08/15/2047	110	115
3.557%, 08/15/2027	140	147
Constellation Brands
4.750%, 11/15/2024	80	91
CVS Health
5.125%, 07/20/2045	60	73
3.875%, 07/20/2025	18	20
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	394	509
6.036%, 12/10/2028	214	247
Danone
2.077%, 11/02/2021 (B)	200	202

22	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Diageo Capital
4.828%, 07/15/2020	$110	$111
Kraft Heinz Foods
3.950%, 07/15/2025	70	73
Kroger
4.000%, 02/01/2024	258	280
Mars
3.200%, 04/01/2030 (B)	10	11
2.700%, 04/01/2025 (B)	30	32
PepsiCo
4.600%, 07/17/2045	40	53
Philip Morris International
2.900%, 11/15/2021	10	10
2.500%, 08/22/2022	50	51
2.500%, 11/02/2022	50	52
Reynolds American
5.850%, 08/15/2045	20	24
3.250%, 06/12/2020	11	11
Walgreens Boots Alliance
3.450%, 06/01/2026	30	32
Wm Wrigley Jr
3.375%, 10/21/2020 (B)	30	30
		3,614

Energy — 5.0%
Apache
4.375%, 10/15/2028	140	147
4.250%, 01/15/2044	150	133
Blue Racer Midstream
6.125%, 11/15/2022 (B)	20	18
BP Capital Markets
3.535%, 11/04/2024	10	11
3.506%, 03/17/2025	100	108
BP Capital Markets America
3.588%, 04/14/2027	10	11
3.216%, 11/28/2023	200	210
Cameron LNG
3.302%, 01/15/2035 (B)	40	43
2.902%, 07/15/2031 (B)	60	63
Chevron
2.954%, 05/16/2026	30	32
Cimarex Energy
4.375%, 03/15/2029	160	168
3.900%, 05/15/2027	80	83
Concho Resources
4.300%, 08/15/2028	130	141
3.750%, 10/01/2027	20	21
Continental Resources
4.500%, 04/15/2023	70	73
4.375%, 01/15/2028	120	117
3.800%, 06/01/2024	10	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
DCP Midstream Operating
6.450%, 11/03/2036 (B)	$10	$10
Devon Energy
5.850%, 12/15/2025	30	36
5.600%, 07/15/2041	50	57
5.000%, 06/15/2045	120	129
Diamondback Energy
5.375%, 05/31/2025	10	10
3.500%, 12/01/2029	10	10
3.250%, 12/01/2026	10	10
Ecopetrol
5.875%, 05/28/2045	100	120
Energy Transfer Operating
6.250%, 04/15/2049	10	12
5.250%, 04/15/2029	30	34
4.950%, 06/15/2028	20	22
3.750%, 05/15/2030	110	112
2.900%, 05/15/2025	10	10
Enterprise Products Operating
4.150%, 10/16/2028	340	382
4.050%, 02/15/2022	123	129
EOG Resources
4.150%, 01/15/2026	20	22
3.900%, 04/01/2035	40	47
ExxonMobil
4.114%, 03/01/2046	70	85
3.043%, 03/01/2026	40	43
Halliburton
5.000%, 11/15/2045	40	43
3.800%, 11/15/2025	50	55
Kinder Morgan
5.300%, 12/01/2034	20	24
4.300%, 06/01/2025	30	33
4.300%, 03/01/2028	110	123
Kinder Morgan Energy Partners
4.250%, 09/01/2024	40	43
3.500%, 03/01/2021	20	20
3.500%, 09/01/2023	30	31
MPLX
5.500%, 02/15/2049	30	34
4.875%, 06/01/2025	110	123
4.800%, 02/15/2029	60	67
4.700%, 04/15/2048	60	61
4.500%, 04/15/2038	10	10
Noble Energy
5.250%, 11/15/2043	10	11
4.950%, 08/15/2047	10	11
3.850%, 01/15/2028	60	62
Oasis Petroleum
6.875%, 03/15/2022	10	8
6.875%, 01/15/2023	9	7

SEI Catholic Values Trust / Annual Report / February 29, 2020	23

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Occidental Petroleum
7.875%, 09/15/2031	$10	$13
7.500%, 05/01/2031	60	76
6.950%, 07/01/2024	10	12
6.200%, 03/15/2040	75	88
5.550%, 03/15/2026	60	68
4.850%, 03/15/2021	16	16
4.625%, 06/15/2045	20	19
4.400%, 04/15/2046	10	9
4.400%, 08/15/2049	70	67
4.304%, 10/10/2036 (C)	1,450	714
4.100%, 02/15/2047	70	64
3.500%, 08/15/2029	50	50
3.400%, 04/15/2026	20	21
3.200%, 08/15/2026	30	31
3.125%, 02/15/2022	19	19
3.000%, 02/15/2027	20	20
2.900%, 08/15/2024	60	61
2.700%, 08/15/2022	30	31
2.600%, 08/13/2021	20	20
Pertamina Persero
6.000%, 05/03/2042 (B)	200	249
Petrobras Global Finance BV
7.375%, 01/17/2027	210	255
6.850%, 06/05/2115	50	59
5.750%, 02/01/2029	50	56
5.299%, 01/27/2025	255	278
Petroleos Mexicanos
6.625%, 06/15/2035	100	100
Petroleos Mexicanos MTN
6.875%, 08/04/2026	20	22
Phillips 66 Partners
3.605%, 02/15/2025	300	320
3.550%, 10/01/2026	232	247
Range Resources
5.875%, 07/01/2022	4	3
5.000%, 03/15/2023	10	7
4.875%, 05/15/2025	30	19
Schlumberger Holdings
4.000%, 12/21/2025 (B)	30	33
3.900%, 05/17/2028 (B)	471	508
Shell International Finance BV
4.375%, 05/11/2045	50	62
4.000%, 05/10/2046	50	59
2.875%, 05/10/2026	80	85
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	200	220
Sunoco Logistics Partners Operations
3.450%, 01/15/2023	381	394
Targa Resources Partners
5.500%, 03/01/2030 (B)	20	20

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Tennessee Gas Pipeline
2.900%, 03/01/2030 (B)	$30	$30
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	30	39
Western Midstream Operating
5.250%, 02/01/2050	20	19
4.500%, 03/01/2028	10	10
4.050%, 02/01/2030	130	128
3.100%, 02/01/2025	30	30
2.698%, VAR ICE LIBOR USD 3 Month+0.850%, 01/13/2023	10	10
Williams
7.875%, 09/01/2021	30	33
7.750%, 06/15/2031	140	194
7.500%, 01/15/2031	10	13
3.700%, 01/15/2023	20	21
Williams Partners
5.250%, 03/15/2020	20	20
WPX Energy
8.250%, 08/01/2023	30	33
		8,410

Financials — 10.1%
Ambac Assurance
5.100%, 06/07/2020 (B)	–	1
Ambac LSNI
6.945%, VAR ICE LIBOR USD 3 Month+5.000%, 02/12/2023 (B)	1	2
American Express
3.400%, 02/27/2023	412	434
2.650%, 12/02/2022	140	145
American Express Credit MTN
2.375%, 05/26/2020	40	40
American International Group
3.750%, 07/10/2025	40	44
Banco Santander
4.379%, 04/12/2028	200	226
Bank of America
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	42	45
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	419	434
Bank of America MTN
5.000%, 01/21/2044	20	27
4.450%, 03/03/2026	10	11
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	328	419
4.000%, 01/22/2025	300	327
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	150	168
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	160	175

24	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	$70	$74
3.500%, 04/19/2026	224	245
Barclays
5.088%, VAR ICE LIBOR USD 3 Month+3.054%, 06/20/2030	200	227
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	200	231
Blackstone Holdings Finance
6.250%, 08/15/2042 (B)	118	175
5.000%, 06/15/2044 (B)	200	262
BNP Paribas
4.705%, VAR ICE LIBOR USD 3 Month+2.235%, 01/10/2025 (B)	200	220
4.400%, 08/14/2028 (B)	200	228
Brighthouse Financial
4.700%, 06/22/2047	10	10
Capital One Financial
3.900%, 01/29/2024	400	429
Chubb INA Holdings
2.300%, 11/03/2020	10	10
Citigroup
8.125%, 07/15/2039	110	190
4.650%, 07/23/2048	80	106
4.450%, 09/29/2027	260	294
4.125%, 07/25/2028	90	100
3.980%, VAR ICE LIBOR USD 3 Month+1.338%, 03/20/2030	160	181
3.700%, 01/12/2026	170	186
3.400%, 05/01/2026	510	552
Cooperatieve Rabobank UA
4.375%, 08/04/2025	250	277
3.875%, 09/26/2023 (B)	392	423
3.125%, 04/26/2021	250	256
Credit Agricole
8.125%, VAR USD Swap Semi 30/360 5 Yr Curr+6.185% (B)(D)	260	307
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026	250	282
Danske Bank
5.000%, 01/12/2022 (B)	200	212
Five Corners Funding Trust
4.419%, 11/15/2023 (B)	390	428
HSBC Holdings
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	400	454
4.250%, 03/14/2024	200	214
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	200	219
3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/2030	200	219

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Intesa Sanpaolo
3.125%, 07/14/2022 (B)	$200	$205
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (B)	200	210
JPMorgan Chase
4.950%, 06/01/2045	100	133
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	590	680
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	200	217
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	400	437
KKR Group Finance II
5.500%, 02/01/2043 (B)	208	274
KKR Group Finance III
5.125%, 06/01/2044 (B)	215	272
Liberty Mutual Group
4.569%, 02/01/2029 (B)	349	411
4.250%, 06/15/2023 (B)	15	16
Lloyds Banking Group
4.375%, 03/22/2028	200	224
2.858%, VAR ICE LIBOR USD 3 Month+1.249%, 03/17/2023	200	204
Macquarie Group MTN
4.150%, VAR ICE LIBOR USD 3 Month+1.330%, 03/27/2024 (B)	374	401
Metropolitan Life Insurance
7.800%, 11/01/2025 (B)	267	346
Mitsubishi UFJ Financial Group
2.998%, 02/22/2022	20	21
Morgan Stanley
3.737%, VAR ICE LIBOR USD 3 Month+0.847%, 04/24/2024	120	127
Morgan Stanley MTN
3.875%, 04/29/2024	346	376
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	90	100
3.125%, 07/27/2026	450	480
2.699%, VAR United States Secured Overnight Financing Rate+1.143%, 01/22/2031	40	41
Park Aerospace Holdings
5.250%, 08/15/2022 (B)	50	53
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (B)	225	248
Royal Bank of Canada MTN
3.200%, 04/30/2021	40	41
2.150%, 10/26/2020	30	30
Royal Bank of Scotland Group
5.125%, 05/28/2024	200	219
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	200	215

SEI Catholic Values Trust / Annual Report / February 29, 2020	25

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Santander Holdings USA
4.500%, 07/17/2025	$10	$11
Santander UK
2.375%, 03/16/2020	20	20
Sumitomo Mitsui Financial Group
2.058%, 07/14/2021	30	30
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (B)	150	198
Toronto-Dominion Bank MTN
3.250%, 06/11/2021	50	51
UBS MTN
4.500%, 06/26/2048 (B)	200	267
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	449	501
UBS Group Funding Switzerland
4.253%, 03/23/2028 (B)	200	226
US Bank
3.150%, 04/26/2021	250	255
Voya Financial
3.125%, 07/15/2024	258	273
WEA Finance
3.750%, 09/17/2024 (B)	200	217
Westpac Banking
2.600%, 11/23/2020	40	40
2.300%, 05/26/2020	10	10
		17,589
Health Care — 1.2%
Abbott Laboratories
4.900%, 11/30/2046	40	56
4.750%, 11/30/2036	10	13
3.750%, 11/30/2026	23	26
Aetna
2.800%, 06/15/2023	10	10
Anthem
3.650%, 12/01/2027	30	33
3.350%, 12/01/2024	20	21
2.950%, 12/01/2022	50	52
Cigna
4.375%, 10/15/2028	170	194
4.125%, 11/15/2025	397	442
3.750%, 07/15/2023	80	85
3.400%, 09/17/2021	30	31
3.400%, 03/01/2027 (B)	441	472
CVS Health
5.050%, 03/25/2048	20	25
4.300%, 03/25/2028	310	347
4.100%, 03/25/2025	110	121
3.700%, 03/09/2023	180	190
3.350%, 03/09/2021	16	16

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (B)	$50	$56
Medtronic
3.500%, 03/15/2025	22	24
		2,214
Industrials — 2.8%
3M
2.375%, 08/26/2029	30	31
AerCap Ireland Capital DAC
4.625%, 10/30/2020	278	282
Air Canada Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (B)	251	271
American Airlines Pass-Through Trust, Ser 2013-1, Cl B
5.625%, 01/15/2021 (B)	81	83
American Airlines Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	528	556
Canadian Pacific Railway
6.125%, 09/15/2115	167	271
Cintas No. 2
3.700%, 04/01/2027	30	34
2.900%, 04/01/2022	20	20
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	166	180
DAE Funding
5.750%, 11/15/2023 (B)	10	10
Delta Air Lines
2.900%, 10/28/2024	30	30
Eaton
4.150%, 11/02/2042	70	87
FedEx
4.050%, 02/15/2048	237	241
Ferguson Finance
4.500%, 10/24/2028 (B)	394	451
International Lease Finance
8.625%, 01/15/2022	20	22
5.875%, 08/15/2022	50	55
Norfolk Southern
4.837%, 10/01/2041	200	259
Penske Truck Leasing LP
3.900%, 02/01/2024 (B)	457	492
Republic Services
2.500%, 08/15/2024	20	21
Ryder System MTN
3.875%, 12/01/2023	432	464
Spirit Airlines Pass-Through Trust, Ser 2017-1AA
3.375%, 02/15/2030	185	199

26	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
United Airlines Pass-Through Trust, Ser 2014- 1, Cl A
4.000%, 04/11/2026	$629	$689
Waste Management
4.150%, 07/15/2049	20	25
3.500%, 05/15/2024	60	65
3.450%, 06/15/2029	10	11
3.200%, 06/15/2026	20	22
		4,871
Information Technology — 1.0%
Apple
3.200%, 05/13/2025	80	87
2.000%, 11/13/2020	30	30
1.550%, 08/04/2021	50	50
Broadcom
3.625%, 10/15/2024 (B)	224	236
Diamond 1 Finance
4.420%, 06/15/2021 (B)	170	175
Hewlett Packard Enterprise
4.400%, 10/15/2022	69	74
Microsoft
4.450%, 11/03/2045	40	54
4.100%, 02/06/2037	10	12
3.300%, 02/06/2027	130	144
2.875%, 02/06/2024	60	63
2.700%, 02/12/2025	20	21
2.400%, 02/06/2022	70	72
2.400%, 08/08/2026	160	168
1.550%, 08/08/2021	50	50
NXP BV
4.625%, 06/01/2023 (B)	215	232
Prosus
4.850%, 07/06/2027 (B)	200	221
salesforce.com
3.700%, 04/11/2028	10	11
3.250%, 04/11/2023	40	42
Visa
4.300%, 12/14/2045	50	65
3.150%, 12/14/2025	70	76
		1,883
Materials — 0.8%
Anglo American Capital
3.625%, 09/11/2024 (B)	200	214
ArcelorMittal
6.125%, 06/01/2025	100	116
4.550%, 03/11/2026	50	54
3.600%, 07/16/2024	80	83
Barrick North America Finance
5.700%, 05/30/2041	60	81

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5 Yr Curr+5.093%, 10/19/2075 (B)	$200	$232
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (B)	200	216
Freeport-McMoRan
5.450%, 03/15/2043	50	49
4.550%, 11/14/2024	10	10
3.550%, 03/01/2022	30	30
Glencore Funding
4.125%, 05/30/2023 (B)	70	74
4.000%, 03/27/2027 (B)	140	151
2.875%, 04/16/2020 (B)	10	10
Southern Copper
5.250%, 11/08/2042	80	93
Vale Overseas
6.875%, 11/21/2036	10	13
WestRock RKT
4.000%, 03/01/2023	10	11
		1,437
Real Estate — 1.0%
Boston Properties
3.850%, 02/01/2023	200	212
Digital Realty Trust
4.750%, 10/01/2025	145	166
3.700%, 08/15/2027	317	348
HCP
4.000%, 06/01/2025	150	167
Healthpeak Properties
3.250%, 07/15/2026	250	270
Ventas Realty
4.125%, 01/15/2026	136	151
Welltower
4.500%, 01/15/2024	144	158
4.000%, 06/01/2025	231	255
		1,727
Utilities — 1.8%
Aquarion
4.000%, 08/15/2024 (B)	103	111
Duke Energy Ohio
3.650%, 02/01/2029	50	57
Eversource Energy
3.150%, 01/15/2025	111	117
2.500%, 03/15/2021	305	307
Exelon
5.625%, 06/15/2035	60	79
5.100%, 06/15/2045	328	424
FirstEnergy
7.375%, 11/15/2031	270	395
4.850%, 07/15/2047	100	123

SEI Catholic Values Trust / Annual Report / February 29, 2020	27

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.900%, 07/15/2027	$50	$55
NextEra Energy Capital Holdings
3.550%, 05/01/2027	292	318
2.403%, 09/01/2021	227	231
Public Service Enterprise Group
2.875%, 06/15/2024	409	429
Southern
3.250%, 07/01/2026	415	445
Virginia Electric & Power
3.150%, 01/15/2026	124	133
		3,224

Total Corporate Obligations (Cost $48,513) ($ Thousands)		52,621

U.S. TREASURY OBLIGATIONS — 18.0%
U.S. Treasury Bond STRIPS
2.287%, 05/15/2049 (C)	410	249
U.S. Treasury Bonds
4.500%, 05/15/2038	1,463	2,191
3.750%, 11/15/2043	1,250	1,769
3.500%, 02/15/2039	1,436	1,926
3.125%, 05/15/2048	950	1,261
3.000%, 02/15/2048	341	442
3.000%, 08/15/2048	1,763	2,295
3.000%, 02/15/2049	10	13
2.875%, 08/15/2045	70	87
2.875%, 05/15/2049	20	26
2.750%, 08/15/2047	970	1,199
2.750%, 11/15/2047	964	1,193
2.500%, 05/15/2046	644	755
2.250%, 08/15/2049	1,857	2,108
U.S. Treasury Inflation Protected Securities
1.750%, 01/15/2028	147	171
1.375%, 02/15/2044	397	519
1.000%, 02/15/2046	174	214
1.000%, 02/15/2048	219	274
1.000%, 02/15/2049	1,136	1,399
0.750%, 02/15/2042	46	52
0.250%, 02/15/2050	350	367
U.S. Treasury Notes
3.125%, 11/15/2028	110	129
2.875%, 08/15/2028	80	91
1.750%, 05/31/2022	1,253	1,277
1.750%, 06/30/2024	4,991	5,167
1.750%, 12/31/2024	120	125
1.750%, 11/15/2029	1,259	1,330
1.625%, 12/15/2022	870	888
1.625%, 10/31/2026	10	10
1.625%, 11/30/2026	1,560	1,620
1.500%, 11/30/2024	30	31

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.375%, 01/31/2025	$822	$841
U.S. Treasury Bills
1.488%, 03/05/2020 (C)	1,347	1,347
Total U.S. Treasury Obligations (Cost $27,751) ($ Thousands)		31,366

ASSET-BACKED SECURITIES — 7.8%
Automotive — 1.2%

Avis Budget Rental Car Funding AESOP, Ser 2019-2A, Cl A
3.350%, 09/22/2025 (B)	100	107
Ford Credit Auto Lease Trust, Ser 2020-A, Cl A3
1.850%, 03/15/2023	367	370
Ford Credit Auto Owner Trust, Ser 2020-1, Cl A
2.040%, 08/15/2031 (B)	400	409
Ford Credit Floorplan Master Owner Trust, Ser 2018-3, Cl A1
3.520%, 10/15/2023	585	607
Ford Credit Floorplan Master Owner Trust, Ser 2018-4, Cl A
4.060%, 11/15/2030	150	172
World Omni Auto Receivables Trust, Ser 2020-A, Cl A3
1.700%, 01/17/2023	463	467
		2,132

Mortgage Related Securities — 0.5%

Asset Backed Securities Home Equity Loan Trust, Ser 2007-HE1, Cl A4
1.767%, VAR ICE LIBOR USD 1 Month+0.140%, 12/25/2036	227	220
Bear Stearns Asset Backed Securities I Trust, Ser 2004-HE6, Cl M1
2.482%, VAR ICE LIBOR USD 1 Month+0.855%, 08/25/2034	253	255
Bear Stearns Asset Backed Securities I Trust, Ser 2004-HE7, Cl M1
2.527%, VAR ICE LIBOR USD 1 Month+0.900%, 08/25/2034	217	213
Option One Mortgage Loan Trust, Ser 2007- FXD1, Cl 3A4
5.860%, 01/25/2037	109	111
		799

Other Asset-Backed Securities — 6.1%

Applebee’s Funding, Ser 2019-1A, Cl A2I
4.194%, 06/07/2049 (B)	140	144

28	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ascentium Equipment Receivables Trust, Ser 2018-2A, Cl A2
3.270%, 10/12/2021 (B)	$222	$224
BankAmerica Manufactured Housing Contract Trust, Ser 1996-1, Cl B1
7.875%, 10/10/2026	510	101
CCG Receivables Trust, Ser 2017-1, Cl A2
1.840%, 11/14/2023 (B)	25	25
CCG Receivables Trust, Ser 2018-1, Cl A2
2.500%, 06/16/2025 (B)	224	225
CCG Receivables Trust, Ser 2019-1, Cl A2
2.800%, 09/14/2026 (B)	219	222
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1M1
3.127%, VAR ICE LIBOR USD 1 Month+1.500%, 10/25/2037 (B)	120	120
DB Master Finance, Ser 2017-1A, Cl A2I
3.629%, 11/20/2047 (B)	247	254
Domino’s Pizza Master Issuer, Ser 2017-1A, Cl A2I
3.044%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/2047 (B)	221	220
Domino’s Pizza Master Issuer, Ser 2019-1A, Cl A2
3.668%, 10/25/2049 (B)	80	84
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
1.787%, VAR ICE LIBOR USD 1 Month+0.160%, 11/25/2036	209	205
GMF Floorplan Owner Revolving Trust, Ser 2018-4, Cl A1
3.500%, 09/15/2023 (B)	255	264
Merrill Lynch Mortgage Investors Trust, Ser 2004-WMC5, Cl M1
2.557%, VAR ICE LIBOR USD 1 Month+0.930%, 07/25/2035	352	351
Navient Private Education Refi Loan Trust, Ser 2019-CA, Cl A2
3.130%, 02/15/2068 (B)	180	188
NextGear Floorplan Master Owner Trust, Ser 2018-1A, Cl A2
3.220%, 02/15/2023 (B)	354	360
NextGear Floorplan Master Owner Trust, Ser 2018-2A, Cl A2
3.690%, 10/15/2023 (B)	377	391
NextGear Floorplan Master Owner Trust, Ser 2019-1A, Cl A2
3.210%, 02/15/2024 (B)	347	360
Progress Residential Trust, Ser 2018-SFR3, Cl A
3.880%, 10/17/2035 (B)	408	421
Progress Residential Trust, Ser 2019-SFR3, Cl A
2.271%, 09/17/2036 (B)	353	359

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
RAMP Trust, Ser 2006-RZ3, Cl M1
1.977%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	$470	$457
Sofi Professional Loan Program Trust, Ser 2018-B, Cl A2FX
3.340%, 08/25/2047 (B)	100	104
Sofi Professional Loan Program Trust, Ser 2018-D, Cl A2FX
3.600%, 02/25/2048 (B)	180	190
Sofi Professional Loan Program Trust, Ser 2020-A, Cl A1FX
2.060%, 05/15/2046 (B)	413	416
Stack Infrastructure Issuer, Ser 2019-2A, Cl A2
3.080%, 10/25/2044 (B)	159	163
Store Master Funding I, Ser 2015-1A, Cl A1
3.750%, 04/20/2045 (B)	328	337
Structured Asset Investment Loan Trust, Ser 2003-BC12, Cl 2A
2.347%, VAR ICE LIBOR USD 1 Month+0.720%, 11/25/2033	224	224
U.S. Small Business Administration, Ser 2010-20B, Cl 1
4.140%, 02/01/2030	83	90
U.S. Small Business Administration, Ser 2011- 20H, Cl 1
3.290%, 08/01/2031	154	165
U.S. Small Business Administration, Ser 2013-20G, Cl 1
3.150%, 07/01/2033	639	679
U.S. Small Business Administration, Ser 2014-20C, Cl 1
3.210%, 03/01/2034	578	623
U.S. Small Business Administration, Ser 2015-20F, Cl 1
2.980%, 06/01/2035	159	171
U.S. Small Business Administration, Ser 2017-20H, Cl 1
2.750%, 08/01/2037	252	268
U.S. Small Business Administration, Ser 2018-20A, Cl 1
2.920%, 01/01/2038	269	289
U.S. Small Business Administration, Ser 2018-20B, Cl 1
3.220%, 02/01/2038	420	460
U.S. Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	271	301
U.S. Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	29	31

SEI Catholic Values Trust / Annual Report / February 29, 2020	29

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
U.S. Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	$30	$32
Vantage Data Centers Issuer, Ser 2018-1A, Cl A2
4.072%, 02/16/2043 (B)	254	265
Vantage Data Centers Issuer, Ser 2019-1A, Cl A2
3.188%, 07/15/2044 (B)	119	123
Verizon Owner Trust, Ser 2017-2A, Cl A
1.920%, 12/20/2021 (B)	85	85
Verizon Owner Trust, Ser 2017-3A, Cl A1A
2.060%, 04/20/2022 (B)	193	193
Verizon Owner Trust, Ser 2019-B, Cl A1A
2.330%, 12/20/2023	285	290
Volvo Financial Equipment LLC, Ser 2017-1A, Cl A3
1.920%, 03/15/2021 (B)	36	36
Wendy’s Funding, Ser 2019-1A, Cl A2I
3.783%, 06/15/2049 (B)	152	159
		10,669
Total Asset-Backed Securities (Cost $13,241) ($ Thousands)		13,600

LOAN PARTICIPATIONS — 2.4%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/ Tim Hortons), Term B-4 Loan, 1st Lien
3.353%, VAR LIBOR+1.750%, 11/19/2026	101	99
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
4.932%, VAR LIBOR+3.250%, 04/28/2022 (E)	69	65
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial Term Loan, 1st Lien
5.853%, VAR LIBOR+4.250%, 07/10/2026	69	68
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
4.650%, 04/22/2026	20	19
American Airlines Inc, Term Loan B
3.603%, VAR LIBOR+2.000%, 04/28/2023	80	77
American Airlines, Inc., 2017 Class B Term Loan, 1st Lien
3.659%, VAR LIBOR+2.000%, 12/15/2023	20	19
APi Group Term Loan B
4.103%, 10/01/2026	100	99

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Aramark Services B4 Cov-LiteLien1
3.353%, VAR LIBOR+1.750%, 01/15/2027	$50	$50
Asurion, LLC (fka Asurion Corporation), Amendment No. 14 Replacement B-4 Term Loan, 1st Lien
4.603%, VAR LIBOR+3.000%, 08/04/2022	45	45
Asurion, LLC (fka Asurion Corporation), New B-7 Term Loan, 1st Lien
4.603%, VAR LIBOR+3.000%, 11/03/2024	50	49
athenahealth, Inc., Term B Loan, 1st Lien
6.158%, VAR LIBOR+4.500%, 02/11/2026	129	128
Atlantic Aviation FBO Inc., Term Loan, 1st Lien
5.360%, VAR LIBOR+3.750%, 12/06/2025	10	10
Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 1st Lien
3.397%, VAR LIBOR+1.750%, 01/15/2025	22	21
Berry Plastics, Term Loan, 1st Lien
3.671%, 10/01/2022	30	30
Brightview Landscapes, LLC, Initial Term Loan (2018), 1st Lien
4.188%, VAR LIBOR+2.500%, 08/15/2025	20	20
Brookfield WEC Holdings Inc., Initial Term Loan (2020), 1st Lien
4.603%, VAR LIBOR+3.000%, 08/01/2025	20	20
Caesars Entertainment Op Co Inc, Term Loan B
3.603%, VAR LIBOR+2.000%, 10/07/2024	40	40
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
4.353%, VAR LIBOR+2.750%, 12/23/2024	47	45
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
4.103%, VAR LIBOR+2.500%, 03/01/2024	118	115
Charter Communications, Term Loan, 1st Lien
3.360%, 04/30/2025	97	96

30	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Citadel Securities LP, 2020 Repriced Term Loan, 1st Lien
4.353%, VAR LIBOR+2.750%, 02/27/2026	$10	$10
CityCenter Holdings, LLC , Term B Loan, 1st Lien
3.853%, VAR LIBOR+2.250%, 04/18/2024	18	18
CSC Holdings, LLC, September 2019 Initial Term Loan, 1st Lien
4.159%, VAR LIBOR+2.500%, 04/15/2027	10	10
DCert Buyer, Inc., Initial Term Loan, 1st Lien
5.603%, VAR LIBOR+4.000%, 10/16/2026 (E)	100	99
Dell International L.L.C. (EMC Corporation), Refinancing Term B-1 Loan, 1st Lien
3.610%, VAR LIBOR+2.000%, 09/19/2025	67	66
Edelman Financial Center, Term Loan B
4.879%, VAR LIBOR+3.250%, 07/21/2025	30	29
Elanco Animal Health Inc., Term Loan 1st Lien
0.000%, 02/04/2027 (E)	100	99
Entercom Media Corp., Term B-2 Loan, 1st Lien
4.103%, VAR LIBOR+2.500%, 11/18/2024	29	28
Eyecare Partners, LLC, Term Loan, First Lien
5.418%, 02/05/2027	16	16
0.000%, 02/05/2027 (E)	4	4
First Eagles Holdings, Inc., Term Loan
4.262%, 02/01/2027	20	19
Focus Financial Partners, LLC, Term Loan 1st Lien
3.645%, 07/03/2024	50	49
Four Seasons Holdings, Inc., 1st Lien
3.603%, 11/30/2023	29	29
Froneri International Limited, Facility B2, 1st Lien
3.853%, VAR LIBOR+2.250%, 01/29/2027	40	39
Garda World Security Corporation, Initial Term Loan, 1st Lien
6.390%, VAR LIBOR+4.750%, 10/30/2026	14	14
Genesee & Wyoming Inc., Initial Term Loan, 1st Lien
3.961%, VAR LIBOR+2.000%, 12/30/2026 (E)	100	99
GFL Environmental, Incremental Term Loan
4.603%, 05/30/2025	10	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Golden Nugget, Inc., Initial Term Loan B, 1st Lien
4.898%, VAR LIBOR+0.070%, 10/04/2023	$1	$1
4.139%, VAR LIBOR+0.070%, 10/04/2023	28	28
4.103%, VAR LIBOR+0.070%, 10/04/2023	34	33
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
3.579%, VAR LIBOR+2.000%, 11/15/2027	100	99
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
3.377%, VAR LIBOR+1.750%, 06/22/2026	92	91
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
4.655%, VAR LIBOR+3.000%, 05/01/2026	26	25
Intrawest, Term Loan B-1
4.353%, VAR LIBOR+2.750%, 07/31/2024	40	39
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
4.103%, VAR LIBOR+2.500%, 08/18/2022	102	101
Jane Street Group, LLC, New Dollar Term Loan, 1st Lien
4.613%, VAR LIBOR+3.000%, 01/31/2025	60	59
Level 3 Financing, Inc. 3/1/2027 Lien1
3.353%, 03/01/2027	65	63
LifePoint Health, Term Loan, 1st Lien
5.353%, 11/16/2025	98	97
LPL Holdings, Inc., Term Loan
3.363%, 11/12/2026	—	—
MA Financeco., LLC, Tranche B-3 Term Loan, 1st Lien
4.103%, VAR LIBOR+2.500%, 06/21/2024	1	1
McAfee, LLC, Term B USD Loan
5.353%, 09/30/2024	89	89
Michaels Stores, Inc., 2018 New Replacement Term B Loan
4.150%, 01/30/2023	22	19
4.113%, 01/30/2023	8	7
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
4.695%, VAR LIBOR+2.750%, 06/07/2023	77	73

SEI Catholic Values Trust / Annual Report / February 29, 2020	31

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
4.405%, VAR LIBOR+2.750%, 09/18/2026	$100	$99
Numericable U.S. LLC, USD TLB-[12] Term Loan, 1st Lien
5.346%, VAR LIBOR+3.688%, 01/31/2026	50	48
Option Care Health, Inc., Term B Loan, 1st Lien
6.103%, VAR LIBOR+4.500%, 08/06/2026	40	40
Panther BF Aggregator 2 L P, Initial Dollar Term Loan, 1st Lien
5.103%, VAR LIBOR+3.500%, 04/30/2026	50	49
Party City Holdings Inc., 2018 Replacement Term Loan
4.150%, 08/19/2022	12	10
PCI Gaming Authority, Term B Facility Loan, 1st Lien
4.103%, VAR LIBOR+2.500%, 05/29/2026	35	35
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
4.921%, VAR LIBOR+3.250%, 03/05/2026	60	58
Prime Security Services Borrower, LLC (aka Protection 1 Security Solutions) , 2019 Refinancing Term B-1 Loan, 1st Lien
4.912%, VAR LIBOR+3.250%, 09/23/2026	104	101
Reynolds Consumer Products LLC, Initial Term Loan, 1st Lien
3.501%, VAR LIBOR+1.750%, 02/04/2027	36	36
Reynolds Group Holdings Inc., Incremental U.S. Term Loan, 1st Lien
4.353%, VAR LIBOR+2.750%, 02/05/2023	58	57
RPI 2019 Intermediate Finance Trust, Term Loan B, 1st Lien
3.415%, VAR LIBOR+1.750%, 02/11/2027	90	90
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien
4.353%, VAR LIBOR+2.750%, 08/14/2024	83	80
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
4.103%, VAR LIBOR+2.500%, 06/21/2024	9	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Sotera Health Holdings, LLC, Initial Term Loan, 1st Lien
6.103%, VAR LIBOR+4.500%, 12/11/2026 (E)	$100	$99
Sprint Communications, Inc., Initial Term Loan, 1st Lien
4.125%, VAR LIBOR+2.500%, 02/02/2024	99	98
Station Casinos, LLC, Term Loan B-1
3.860%, 02/08/2027	10	10
Terrier Media Bu Lien1
6.148%, VAR LIBOR+4.250%, 12/17/2026	60	60
TKC Holdings, Inc. Term Loan B
5.360%, VAR LIBOR+3.750%, 02/01/2023	20	19
Trans Union LLC, 2019 Replacement Term B-5 Loan, 1st Lien
3.353%, VAR LIBOR+1.750%, 11/16/2026	26	25
UFC Holdings, LLC, Term Loan, 1st Lien
4.860%, VAR LIBOR+3.250%, 04/29/2026	60	59
Univision Communications Inc., 2017 Replacement Repriced First-Lien Term Loan, 1st Lien
4.353%, VAR LIBOR+2.750%, 03/15/2024	52	50
VFH Parent LLC, Initial Term Loan, 1st Lien
5.171%, VAR LIBOR+3.500%, 03/01/2026 (E)	100	99
VICI Properties 1 LLC, Term B Loan, 1st Lien
3.379%, VAR LIBOR+1.750%, 12/20/2024	100	98
Virgin Media Bristol LLC, N Facility, 1st Lien
4.159%, VAR LIBOR+2.500%, 01/31/2028	105	103
Western Digital Corporation, U.S. Term B-4 Loan, 1st Lien
3.353%, VAR LIBOR+1.750%, 04/29/2023	22	22
Ziggo Financing Partnership, Term Loan I Facility, 1st Lien
4.159%, VAR LIBOR+2.500%, 04/30/2028	90	88
Total Loan Participations (Cost $4,199) ($ Thousands)		4,120

32	SEI Catholic Values Trust / Annual Report / February 29, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT — 2.0%
Abu Dhabi Government International Bond
2.500%, 10/11/2022 (B)	$200	$203
Argentine Republic Government International Bond
6.875%, 01/11/2048	140	55
5.625%, 01/26/2022	210	98
3.75%, 5.250%, 03/31/2029, 12/31/2038 (F)	20	8
Brazilian Government International Bond
5.625%, 01/07/2041	120	141
4.625%, 01/13/2028	290	319
Colombia Government International Bond
5.625%, 02/26/2044	200	257
Egypt Government International Bond
5.577%, 02/21/2023 (B)	200	207
Indonesia Government International Bond
4.350%, 01/11/2048	600	676
Mexico Government International Bond
4.600%, 02/10/2048	230	263
Nigeria Government International Bond MTN
6.500%, 11/28/2027 (B)	200	199
Peruvian Government International Bond
6.550%, 03/14/2037	10	15
5.625%, 11/18/2050	300	462
Poland Government International Bond
4.000%, 01/22/2024	110	120
Provincia de Buenos Aires
6.500%, 02/15/2023 (B)	200	79
Republic of South Africa Government International Bond
4.300%, 10/12/2028	200	197
Uruguay Government International Bond
4.375%, 01/23/2031	200	230

Total Sovereign Debt (Cost $3,465) ($ Thousands)		3,529

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
FHLB
1.700%, VAR United States Secured Overnight Financing Rate+0.120%, 10/07/2020	180	180
FHLB DN
1.579%, 05/01/2020 (C)	390	389
1.572%, 04/24/2020 (C)	470	469
1.539%, 04/13/2020 (C)	380	379

Total U.S. Government Agency Obligations (Cost $1,417) ($ Thousands)		1,417

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.8%

California — 0.3%
California State, GO
7.500%, 04/01/2034	$280	$464

Florida — 0.0%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	100	102

Illinois — 0.3%
Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	345	498

New York — 0.2%
New York State, Urban Development, RB
5.770%, 03/15/2039	275	351

Total Municipal Bonds (Cost $1,226) ($ Thousands)		1,415

	Shares

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Government Fund, Cl F
1.430%**†	5,583,583	5,584

Total Cash Equivalent (Cost $5,584) ($ Thousands)		5,584

Total Investments in Securities — 102.4% (Cost $168,775) ($ Thousands)		$178,921

	Contracts

PURCHASED OPTIONS*(G) — 0.0%

Total Purchased Options (Cost $40) ($ Thousands)	3,430,029	$17

WRITTEN OPTION*(G) — 0.0%

Total Written Option (Premiums Received $5) ($ Thousands)	(6)	$—

SEI Catholic Values Trust / Annual Report / February 29, 2020	33

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Fixed Income Fund (Continued)

A list of the open options held by the Fund at February 29, 2020, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%

Put Options
April 2020, U.S. 10 Year Future Option*	11	$1,430	$130.00	3/21/2020	$1
April 2020, U.S. Bond Future Option*	18	2,736	152.00	3/21/2020	–

		4,166			1

Call Options
April 2020, USD Call, EUR Put*	650,000	$720	1.11	4/18/2020	7
April 2020, USD Call, EUR Put*	1,460,000	1,590	1.09	4/18/2020	5
April 2020, USD Call, EUR Put*	1,320,000	1,432	1.08	4/18/2020	4

		3,742			16

Total Purchased Options		$7,908			$17

WRITTEN OPTION — 0.0%
Put Options
April 2020, U.S. Bond Future Option*	(6)	$(930)	155.00	03/21/20	$–

Total Written Option		$(930)			$–

A list of the open futures contracts held by the Fund at February 29, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
90-Day Euro$	5	Mar-2021	$1,218	$1,240	$22
U.S. 10-Year Treasury Note	33	Jun-2020	4,370	4,447	77
U.S. 2-Year Treasury Note	(3)	Jul-2020	(653)	(655)	(2)
U.S. 5-Year Treasury Note	(82)	Jul-2020	(9,961)	(10,065)	(104)
U.S. Long Treasury Bond	5	Jun-2020	830	851	21
U.S. Ultra Long Treasury Bond	4	Jun-2020	781	830	49
			(3,415)	$(3,352)	$63

34	SEI Catholic Values Trust / Annual Report / February 29, 2020

A list of the open forward foreign currency contracts held by the Fund at February 29, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Citigroup	04/17/20	USD	163	ZAR	2,370	$(14)
Citigroup	04/17/20	USD	175	AUD	254	(12)
Citigroup	04/17/20	USD	506	GBP	385	(13)
Citigroup	04/17/20	USD	725	INR	51,986	(14)
Citigroup	04/17/20	USD	946	RUB	58,693	(80)
Citigroup	04/17/20	EUR	981	USD	1,097	17
Citigroup	04/17/20	USD	1,137	IDR	15,760,196	(61)
Citigroup	04/17/20	USD	1,202	BRL	4,920	(114)
Citigroup	04/17/20	USD	16	EUR	14	—
Citigroup	04/17/20 -04/28/20	USD	1,508	EUR	1,353	(16)
Citigroup	04/17/20	USD	2,275	CAD	2,954	(75)
Citigroup	04/17/20	CNY	2,862	USD	413	3
Citigroup	04/17/20	PHP	32,016	USD	631	7
						$(372)

A list of open centrally cleared swap agreements held by the Fund at February 29, 2020, is as follows:

			Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.IG.3312	Sell	1.00%	Quarterly	12/20/2024	(2,625)	$43	$47	$(4)
CDX.NA.HY.3312	Sell	5.00%	Quarterly	12/20/2024	(658)	33	46	(13)

						$76	$93	$(17)

		Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.55%	3-MONTH USD - LIBOR	Quarterly	06/30/2026	USD	1,091	$(38)	$3	$(41)
1.55%	U.S. FEDERAL FUNDS EFFECTIVE RATE	Annually	11/15/2026	USD	2,704	(140)	4	(144)
2.875%	3-MONTH USD - LIBOR	Quarterly	05/15/2044	USD	945	(322)	11	(333)
1.85%	3-MONTH USD - LIBOR	Quarterly	11/15/2044	USD	1,329	(163)	3	(166)
1.81%	3-MONTH USD - LIBOR	Quarterly	11/15/2044	USD	164	(19)	–	(19)
1.65%	3-MONTH USD - LIBOR	Quarterly	08/23/2049	USD	580	(53)	(2)	(51)

						$(735)	$19	$(754)

Percentages are based on Net Assets of $174,769 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of February 29, 2020.
†	Investment in Affiliated Security (see Note 5).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
On February 29, 2020, the value of these securities amounted to $26,091 ($ Thousands), representing 14.9% of the Net Assets of the Fund.
(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	Perpetual security with no stated maturity date.
(E)	Unsettled bank loan. Interest rate may not be available.
(F)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(G)	Refer to table below for details on Options Contracts.

SEI Catholic Values Trust / Annual Report / February 29, 2020	35

SCHEDULE OF INVESTMENTS

February 29, 2020

Catholic Values Fixed Income Fund (Concluded)

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CMO — Collateralized Mortgage Obligation

CNY — Chinese Yuan Onshore

DN — Discount Note

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PHP – Philippine Peso

RB — Revenue Bond

RUB — Russian Ruble

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — United States Dollar

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the inputs used as of February 29, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	65,269	–	65,269
Corporate Obligations	–	52,621	–	52,621
U.S. Treasury Obligations	–	31,366	–	31,366
Asset-Backed Securities	–	13,600	–	13,600
Loan Participations	–	4,120	–	4,120
Sovereign Debt	–	3,529	–	3,529
U.S. Government Agency Obligations	–	1,417	–	1,417
Municipal Bonds	–	1,415	–	1,415
Cash Equivalent	5,584	–	–	5,584

Total Investments in Securities	5,584	173,337	–	178,921

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	17	–	–	17
Written Options	–	–	–	–
Futures Contracts*
Unrealized Appreciation	169	–	–	169
Unrealized Depreciation	(106)	–	–	(106)
Forwards Contracts*
Unrealized Appreciation	–	27	–	27
Unrealized Depreciation	–	(399)	–	(399)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(17)	–	(17)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Depreciation	–	(754)	–	(754)

Total Other Financial Instruments	80	(1,143)	–	(1,063)

*Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0 or have been rounded to $0.

For the year ended February 29, 2020, there were no transfers in or out of Level 3 investments.

The following is a summary of the transactions with affiliates for the year ended February 29, 2020 ($ Thousands):

Security Description	Value at 2/28/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 2/29/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$6,772	$88,561	$(89,749)	$—	$—	$5,584	5,583,583	$87	$—

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

36	SEI Catholic Values Trust / Annual Report / February 29, 2020

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

February 29, 2020

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
Assets:
Investments, at Value †	$236,081		$173,337
Affiliated Investments, at Value ††	3,620		5,584
Cash	942		358
Cash Collateral on Futures	168		67
Cash Collateral on Swap Contracts	–		277
Foreign Currency, at Value †††	106		92
Receivable for Fund Shares Sold	6		2
Receivable for Investment Securities Sold	1,808		5,784
Dividends and Interest Receivable	384		866
Unrealized Appreciation on Forward Foreign Currency Contracts	–		27
Options Purchased, at Value ††††	–		17
Foreign Tax Reclaim Receivable	5		–
Receivable for Variation Margin on Futures Contracts	1		96
Prepaid Expenses	10		6
Total Assets	243,131		186,513
Liabilities:
Payable for Investment Securities Purchased	1,969		10,984
Payable for Fund Shares Redeemed	2		3
Income Distribution Payable	–		1
Payable for Variation Margin on Futures Contracts	9		80
Payable for Variation Margin on Swap Contracts	–		151
Administration Fees Payable	50		26
Shareholder Servicing Fees Payable, Class F	18		8
Unrealized Depreciation on Forward Foreign Currency Contracts	–		399
Written Options, at Value #	–		–
Trustees Fees Payable	1		–
Investment Advisory Fees Payable	88		41
Accrued Expense Payable	42		51
Total Liabilities	2,179		11,744
Net Assets	$240,952		$174,769
† Cost of Investments	$203,358		$163,191
†† Cost of Affiliated Investments	3,620		5,584
††† Cost of Foreign Currency	106		88
†††† Cost of Purchased Options	–		40
# Premiums Received on Written Options	–		5
Net Assets:
Paid-in Capital — (Unlimited Authorization — No Par Value)	$204,863		$166,086
Total Distributable Earnings	36,089		8,683
Net Assets	$240,952		$174,769
Net Asset Value, Offering and Redemption Price Per Share — Class F	$11.71		$10.56
	($218,925,706	÷	($115,970,426	÷
	18,687,784 shares	)	10,985,782 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$11.69		$10.56
	($22,026,546	÷	($58,798,134	÷
	1,884,871 shares	)	5,565,769 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 29, 2020	37

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended February 29, 2020

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Investment Income:
Dividends	$5,653	$–
Income from Affiliated Registered Investment Company(1)	132	87
Interest Income	39	4,861
Less: Foreign Taxes Withheld	(241)	–
Total Investment Income	5,583	4,948
Expenses:
Investment Advisory Fees	1,640	535
Administration Fees	820	306
Shareholder Servicing Fees, Class F Shares	593	278
Professional Fees	63	39
Registration Fees	56	34
Printing Fees	26	14
Custodian/Wire Agent Fees	26	32
Pricing Fees	17	94
Trustees’ Fees	5	3
Chief Compliance Officer Fees	1	–
Other Expenses	31	16
Total Expenses	3,278	1,351
Less:
Waiver of Investment Advisory Fees	(500)	(76)
Waiver of Shareholder Servicing Fees, Class F Shares	(356)	(167)
Waiver of Administration Fees	(102)	(61)
Net Expenses	2,320	1,047
Net Investment Income	3,263	3,901
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	9,558	1,979
Futures Contracts	1,459	860
Forward Foreign Currency Contracts	(2)	136
Foreign Currency Transactions	(7)	33
Purchased and Written Options	–	81
Swap Contracts	–	(260)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(5,161)	11,032
Futures Contracts	(998)	34
Forward Foreign Currency Contracts	–	(386)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	1
Purchased and Written Options	–	(18)
Swap Contracts	–	(866)
Net Increase in Net Assets Resulting from Operations	$8,112	$16,527

(1)	See Note 5 in the Notes to the Financial Statements.

    Amounts designated as “—” are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

38	SEI Catholic Values Trust / Annual Report / February 29, 2020

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended February

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
	2/29/2020	2/28/2019	2/29/2020	2/28/2019
Operations:
Net Investment Income	$3,263	$3,257	$3,901	$4,077
Net Realized Gain (Loss) on Investments, Futures Contracts, Options and Swap Contracts	11,017	6,056	2,660	(262)
Net Realized Gain (Loss) on Foreign Currency Transactions and Forward Foreign Currency Contracts	(9)	(5)	169	1
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options and Swap Contracts	(6,159)	(6,360)	10,182	929
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	1	(385)	—
Net Increase in Net Assets Resulting from Operations	8,112	2,949	16,527	4,745
Distributions:
Class F	(9,268)	(10,898)	(3,891)	(3,328)
Class Y	(1,641)	(1,790)	(1,488)	(1,039)
Total Distributions	(10,909)	(12,688)	(5,379)	(4,367)
Capital Share Transactions:
Class F:
Proceeds from Shares Issued	13,498	23,862	14,313	14,015
Reinvestment of Dividends & Distributions	9,259	10,878	3,874	3,317
Cost of Shares Redeemed	(29,851)	(22,076)	(17,916)	(25,977)
Net Increase (Decrease) in Net Assets from Class F Transactions	(7,094)	12,664	271	(8,645)
Class Y:
Proceeds from Shares Issued	7,293	10,927	20,069	10,078
Reinvestment of Dividends & Distributions	1,642	1,790	1,484	1,037
Cost of Shares Redeemed	(22,848)	(10,573)	(1,604)	(10,762)
Net Increase (Decrease) in Net Assets from Class Y Transactions	(13,913)	2,144	19,949	353
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(21,007)	14,808	20,220	(8,292)
Net Increase (Decrease) in Net Assets	(23,804)	5,069	31,368	(7,914)
Net Assets:
Beginning of Year	264,756	259,687	143,401	151,315
End of Year	$240,952	$264,756	$174,769	$143,401
Capital Share Transactions:
Class F:
Shares Issued	1,081	2,057	1,402	1,445
Shares Issued in Lieu of Dividends & Distributions	729	994	377	341
Shares Redeemed	(2,368)	(1,779)	(1,749)	(2,687)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(558)	1,272	30	(901)
Capital Share Transactions:
Class Y:
Shares Issued	585	879	1,953	1,036
Shares Issued in Lieu of Dividends & Distributions	130	164	144	106
Shares Redeemed	(1,790)	(845)	(158)	(1,104)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,075)	198	1,939	38

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 29, 2020	39

FINANCIAL HIGHLIGHTS

For the year ended February 29, 2020 and the years or periods ended February 28,

For a share outstanding throughout the year or period

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
Class F
2020	$11.93	$0.15	$0.14	$0.29	$(0.15)	$(0.36)	$(0.51)	$11.71	2.09%	$218,926	0.86%	1.24%	1.19%	34%
2019	12.53	0.15	(0.13)	0.02	(0.15)	(0.47)	(0.62)	11.93	0.62	229,548	0.82	1.24	1.26	49
2018	10.61	0.11	1.90	2.01	(0.09)	—	(0.09)	12.53	18.93	225,146	0.86	1.24	0.94	56
2017	8.57	0.09	2.05	2.14	(0.10)	—	(0.10)	10.61	25.03	185,908	0.86	1.25	0.88	63
2016(2)	10.00	0.08	(1.44)	(1.36)	(0.07)	—	(0.07)	8.57	(13.66)	142,564	0.86	1.32	0.96	84
Class Y
2020	$11.90	$0.16	$0.15	$0.31	$(0.16)	$(0.36)	$(0.52)	$11.69	2.28%	$22,026	0.76%	0.99%	1.31%	34%
2019	12.51	0.16	(0.13)	0.03	(0.17)	(0.47)	(0.64)	11.90	0.71	35,207	0.76	0.99	1.31	49
2018	10.60	0.12	1.90	2.02	(0.11)	—	(0.11)	12.51	19.05	34,541	0.76	0.99	1.06	56
2017	8.56	0.10	2.06	2.16	(0.12)	—	(0.12)	10.60	25.28	11,516	0.76	1.00	0.98	63
2016(3)	10.04	0.07	(1.47)	(1.40)	(0.08)	—	(0.08)	8.56	(14.05)	9,308	0.76	1.07	1.01	84
Catholic Values Fixed Income Fund
Class F
2020	$9.83	$0.25	$0.84	$1.09	$(0.28)	$(0.08)	$(0.36)	$10.56	11.28%	$115,971	0.71%	0.95%	2.54%	128%
2019	9.79	0.25	0.07	0.32	(0.28)	—	(0.28)	9.83	3.29	107,715	0.67	0.96	2.66	159
2018	9.93	0.20	(0.11)	0.09	(0.23)	—	(0.23)	9.79	0.87	116,124	0.71	0.96	2.06	194
2017	9.89	0.19	0.11	0.30	(0.23)	(0.03)	(0.26)	9.93	3.11	111,465	0.71	1.04	1.87	124
2016(2)	10.00	0.14	(0.09)	0.05	(0.16)	—	(0.16)	9.89	0.54	86,406	0.71	1.09	1.77	216
Class Y
2020	$9.84	$0.27	$0.82	$1.09	$(0.29)	$(0.08)	$(0.37)	$10.56	11.28%	$58,798	0.61%	0.70%	2.62%	128%
2019	9.81	0.26	0.06	0.32	(0.29)	—	(0.29)	9.84	3.29	35,686	0.61	0.71	2.72	159
2018	9.94	0.23	(0.12)	0.11	(0.24)	—	(0.24)	9.81	1.07	35,191	0.61	0.74	2.35	194
2017	9.89	0.20	0.15	0.35	(0.24)	(0.03)	(0.27)	9.94	3.32	1,170	0.61	0.79	1.97	124
2016(3)	9.95	0.14	(0.04)	0.10	(0.16)	—	(0.16)	9.89	1.00	1,185	0.61	0.84	1.97	216

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.
(3)	Commenced operations on May 31, 2015. All ratios for the period have been annualized.
Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

40	SEI Catholic Values Trust / Annual Report / February 29, 2020

NOTES TO FINANCIAL STATEMENTS

February 29, 2020

1. ORGANIZATION

SEI Catholic Values Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 8, 2014.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with two operational Funds: Catholic Values Equity Fund (“Equity Fund”) and Catholic Values Fixed Income Fund (“Fixed Income Fund”) (each a “Fund,” collectively, the “Funds”), both of which are diversified Funds. The Trust is registered to offer: Class F and Class Y shares of the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

In addition to its objective and strategies, each of the Funds makes investment decisions consistent with Catholic values on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds’ social criteria. The Adviser has engaged an independent compliance support organization that has identified a list of issuers that do not align with Catholic values. The Funds will not invest in issuers identified through this process. The Adviser reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

2. SIGNIFICANT POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be

SEI Catholic Values Trust / Annual Report / February 29, 2020	41

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2020

expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“Centrally Cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, monitors the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, notifies the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price

42	SEI Catholic Values Trust / Annual Report / February 29, 2020

its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Equity Fund and Fixed Income Fund, which may hold international securities, use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts.

The valuation techniques used by the Funds to measure fair value during the year ended February 29, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended February 29, 2020, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

SEI Catholic Values Trust / Annual Report / February 29, 2020	43

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2020

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are market-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the future contracts.

Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of February 29, 2020, if applicable.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-

44	SEI Catholic Values Trust / Annual Report / February 29, 2020

indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Options Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. In connection with option agreement securities may be set aside as collateral by a Fund’s custodian.

The cost of purchased options and the premiums received for written options that are presented in the Schedule of Investments are representative of the volume of activity during the year ended February 29, 2020.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open options contracts as of February 29, 2020, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments for details regarding securities sold short as of February 29, 2020, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “Basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments

SEI Catholic Values Trust / Annual Report / February 29, 2020	45

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2020

(i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are “marked-to-market” daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Centrally Cleared swaps are valued at the settlement price established each day by the board on exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“Variation Margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the swap contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the swap contracts. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, for details regarding open swap agreements as of February 29, 2020, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “Equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches

46	SEI Catholic Values Trust / Annual Report / February 29, 2020

can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — Throughout the period, the Funds may own private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At February 29, 2020, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non- class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Dividends and Distributions to Shareholders — The Equity Fund will distribute its net investment income annually. The Fixed Income Fund declares its net investment income daily and distributes monthly. The Funds make distributions of capital gains, if any, at least annually.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

SEI Catholic Values Trust / Annual Report / February 29, 2020	47

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2020

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of February 29, 2020, the Fixed Income Fund is the seller (“Providing Protection”) on a total notional amount of $3.3 million. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund were the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

FIXED INCOME FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAP INDEX
REFERENCE ASSET	CORPORATE DEBT	SOVERIGN DEBT	ASSET BACKED SECURITIES	CORPORATE DEBT	Total
Fair value of written credit derivatives	$—	$—	$—	$75,610	$75,610
Maximum potential amount of future payments	—	—	—	3,283,350	3,283,350
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$2,625,000	$—	$—	$2,625,000
> than 100	—	—	658,350	—	—	658,350
Total	$—	$—	$3,283,350	$—	$—	$3,283,350

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

48	SEI Catholic Values Trust / Annual Report / February 29, 2020

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments and the Statements of Operations.

The fair value of derivative instruments as of February 29, 2020 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$169	*	Net Assets — Unrealized depreciation on futures contracts	$106	*
	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	754	†
	Options purchased, at value	1		Options written, at value	—
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	27		Unrealized loss on forward foreign currency contracts	399
	Options purchased, at value	16		Options written, at value	—
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	17	†

Total Derivatives not accounted for as hedging instruments		$213			$1,276

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

† Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets &Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended February 29, 2020.

Amount of realized gain or (loss) on derivatives recognized in income ($Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Equity Fund
Equity Contracts	$—	$1,459	$—	$—	$1,459
Foreign Exchange Contracts	—	—	(2)	—	(2)

Total	$—	$1,459	$(2)	$—	$1,457
Fixed Income Fund
Interest Rates	$82	$860	$—	$(439)	$503
Foreign exchange contracts	(1)	—	136	—	135
Credit contracts	—	—	—	179	179
Total	$81	$860	$136	$(260)	$817

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($Thousands):
Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Equity Fund
Equity Contracts	$—	$(998)	$—	$—	$(998)
Total	$—	$(998)	$—	$—	$(998)
Fixed Income Fund

Interest Rates	$(18)	$34	$—	$(789)	$(773)
Foreign exchange contracts	—	—	(386)	—	(386)
Credit contracts	—	—	—	(77)	(77)
Total	$(18)	$34	$(386)	$(866)	$(1,236)

SEI Catholic Values Trust / Annual Report / February 29, 2020	49

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2020

The following table discloses the volume of the Fund’s futures contracts, forward foreign currency contracts and swap activity during the year ended February 29, 2020 ($ Thousands):

	Equity Fund	Fixed Income Fund

Futures Contracts:

Equity Contracts

Average Notional Balance Long	$ 7,907	$ –

Ending Notional Balance Long	4,190	–

Interest Contracts

Average Notional Balance Long	–	17,282

Average Notional Balance Short	–	16,048

Ending Notional Balance Long	–	7,199

Ending Notional Balance Short	–	10,614

Forward Foreign Currency

Contracts:

Average Notional Balance Long	–	10,347

Average Notional Balance Short	–	10,503

Ending Notional Balance Long	–	10,396

Ending Notional Balance Short	–	10,767

Swaps:

Credit Contracts

Average Notional Balance Short	–	4,389

Ending Notional Balance Short	–	3,283

Interest Contracts

Average Notional Balance	–	8,270

Ending Notional Balance	–	6,813

Options:

Interest

Average Notional Balance Long†	–	10

Average Notional Balance Short†	–	10

Ending Notional Balance Long†	–	12

Ending Notional Balance Short†	–	5

Currency

Average Notional Balance Long†	–	22

Ending Notional Balance Long†	–	28

†	Represents cost.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements —SIMC serves as each Fund’s investment adviser (the “Adviser”) and “Manager of Managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Class F shares of the Funds will be paid to other service providers. Under the Shareholder Servicing Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/ or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Voluntary Expense Limitation

Equity Fund

Class F	0.60%	0.25%	0.86%

Class Y	0.60%	0.00%	0.76%

Fixed Income Fund

Class F	0.35%	0.25%	0.71%

Class Y	0.35%	0.00%	0.61%

50	SEI Catholic Values Trust / Annual Report / February 29, 2020

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Equity Fund	0.300%	0.260%	0.210%	0.1700%	0.120%
Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Investment Sub-Advisory Agreements — As of February 29, 2020, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

Equity Fund

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

Copeland Capital Management, LLC

EARNEST Partners, LLC

Fred Alger Management, Inc

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

Fixed Income Fund

Income Research & Management

Western Asset Management Company

Western Asset Management Company Limited

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

U.S. Bank, N.A. serves as the custodian of the Fixed Income Fund. Brown Brothers Harriman & Co. serves as the custodian of the Equity Fund. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Refer to the Fund’s Schedule of Investments for details regarding transactions with affiliates for the year ended February 29, 2020, if applicable.

Payment to Affiliates — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes.

Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of February 29, 2020 and for the year then ended, the Trust has not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended February 29, 2020, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Equity Fund
Purchases	$—	$88,576	$88,576
Sales	—	112,503	112,503

Fixed Income Fund
Purchases	175,881	24,679	200,560
Sales	165,075	25,155	190,230

7. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions

SEI Catholic Values Trust / Annual Report / February 29, 2020	51

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2020

for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships, investments in PFICs, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, and investments in swaps and distribution reclassification.

The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of February 29, 2020 is primarily related to excise tax paid:

	Distributable Earnings (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Equity Fund	$5	$(5)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions during the last two fiscal years was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Equity Fund

2020	$3,242	$7,667	$10,909
2019	4,437	8,251	12,688

Fixed Income Fund

2020	5,379	$—	$5,379
2019	4,367	—	4,367

As of February 29, 2020, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Equity Fund	$1,257	$3,428	$—	$—	$—	$31,429	$(25)	$36,089
Fixed Income Fund	1,318	844	—	—	—	9,290	(2,769)	8,683

During the fiscal year ended February 29, 2020, Fixed Income Fund utilized $1,406 in capital loss carryforward to offset capital gains.

Other temporary differences primarily consist of straddle loss deferral and deferred start-up costs.

For Federal income tax purposes, the cost of securities owned at February 29, 2020, and net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales, PFIC MTM, and MLP basis adjustments, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at February 29, 2020, were as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Equity Fund	$208,271	$49,950	$(18,521)	$31,429
Fixed Income Fund	168,798	10,805	(1,515)	9,290

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of February 29, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

52	SEI Catholic Values Trust / Annual Report / February 29, 2020

8. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The market values of the Fixed Income Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Catholic Values Investing Risk — The Funds consider the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”) in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of swaps is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC)

SEI Catholic Values Trust / Annual Report / February 29, 2020	53

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2020

derivative instruments will not have liquidity beyond the counterparty to the investment. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a swap. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by some shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risk that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund’s use of equity swaps may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the

54	SEI Catholic Values Trust / Annual Report / February 29, 2020

fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Manager Risk — The success of the Fund’s investment strategy depends both on SIMC’s selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers’ success or failure in implementing the Fund’s investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Participation Notes (P-Notes) Risk — Participation notes (P-Notes) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of February 29, 2020, SPTC held of record the following:

Equity Fund
Class F	99.17%
Class Y	52.37%
Fixed Income Fund
Class F	99.47%
Class Y	76.66%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients

SEI Catholic Values Trust / Annual Report / February 29, 2020	55

NOTES TO FINANCIAL STATEMENTS (Concluded)

February 29, 2020

of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

10. REGULATORY MATTERS

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a fund’s performance or NAV.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of February 29, 2020. However, the following are details related to subsequent events that have occurred since February 29, 2020.

The spread of COVID-19 around the world in the first quarter of 2020 has caused significant volatility in U.S. and international markets, including the municipal bond market. Subsequent to the reporting period of this shareholder report, a substantial number of states implemented social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. COVID-19 is having an unprecedented impact on the economies of many nations, states, individual companies and the market in general and could cause disruptions that cannot necessarily be foreseen. The impact of the outbreak may be short term or may last for an extended period of time.

56	SEI Catholic Values Trust / Annual Report / February 29, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Catholic Values Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Catholic Values Trust, comprised of the Catholic Values Equity Fund and Catholic Values Fixed Income Fund (collectively, the Funds), including the schedules of investments, as of February 29, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with custodians, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

April 28, 2020

SEI Catholic Values Trust / Annual Report / February 29, 2020	57

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of February 29, 2020.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	98	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	98	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

58	SEI Catholic Values Trust / Annual Report / February 29, 2020

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	98	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	98	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983- 1997.Member of the Ernst & Young LLP Retirement Investment Committee.	98	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2018. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Catholic Values Trust / Annual Report / February 29, 2020	59

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 73 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012.Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 – October 2008.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 – October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 – to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

60	SEI Catholic Values Trust / Annual Report / February 29, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

February 29, 2020

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (September 1, 2019 through February 29, 2020).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 9/1/19	Ending Account Value 2/29/20	Annualized Expense Ratios	Expenses Paid During Period *
Catholic Values Equity Fund
Actual Fund Return
Class F	$1,000.00	$1,001.60	0.86%	$4.28
Class Y	1,000.00	1,002.50	0.76	3.78
Hypothetical 5% Return
Class F	$1,000.00	$1,020.59	0.86%	$4.32
Class Y	1,000.00	1,021.08	0.76	3.82

	Beginning Account Value 9/1/19	Ending Account Value 2/29/20	Annualized Expense Ratios	Expenses Paid During Period *
Catholic Values Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$1,030.90	0.71%	$3.59
Class Y	1,000.00	1,030.40	0.61	3.08
Hypothetical 5% Return
Class F	$1,000.00	$1,021.33	0.71%	$3.57
Class Y	1,000.00	1,021.83	0.61	3.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

SEI Catholic Values Trust / Annual Report / February 29, 2020	61

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Catholic Values Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the December 4-5, 2018 meeting of the Board, the Trustees approved a brief extension of the Advisory Agreement and the Sub-Advisory Agreements already in effect to accommodate a revised meeting schedule.

62	SEI Catholic Values Trust / Annual Report / February 29, 2020

Accordingly, at the April 2-3, 2019 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on June 25-26, 2019, September

10-11, 2019 and December 3-4, 2019. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding certain amounts and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board

SEI Catholic Values Trust / Annual Report / February 29, 2020	63

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

64	SEI Catholic Values Trust / Annual Report / February 29, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a February 29, 2020, taxable year end, this notice is for informational purposes only. For shareholders with a February 29, 2020, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended February 29, 2020, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	Qualifying Business Income (3)	(G) U.S. Government Interest (4)	(H) Interest Related Dividends (5)	(I) Short-Term Capital Gain Dividends (6)
Equity Fund*	0.00%	70.28%	29.72%	100.00%	76.57%	100.00%	0.00%	0.00%	0.70%	100.00%
Fixed Income Fund*	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	9.87%	71.24%	100.00%

(1)

“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(5)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(6)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

* Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions”.

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Catholic Values Trust / Annual Report / February 29, 2020	65

SEI CATHOLIC VALUES TRUST / ANNUAL REPORT / FEBRUARY 29, 2020

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-198 (2/20)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2020 and 2019 as follows:

		Fiscal Year 2020			Fiscal Year 2019
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$57,095	$0	N/A	$56,535	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$412,463	$0	$0	$408,741	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2020	Fiscal 2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2020 and 2019 were $412,463 and $408,741, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Catholic Values Equity Fund and the Catholic Values Fixed Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board.

Pursuant to the Committee’s Charter, adopted on June 18, 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3d(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Catholic Values Trust

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: May 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: May 8, 2020

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez, Controller & CFO

Date: May 8, 2020